                         PRUDENTIAL MUNICIPAL BOND FUND

                      Statement of Additional Information
                               dated July 2, 1997

    Prudential Municipal Bond Fund (the Fund) is an open-end, diversified, management investment company, or mutual fund, consisting of three separate portfolios--the High Yield Series, the Insured Series and the Intermediate
Series. The investment objectives of the Series are as follows: (i) the objective of the High Yield Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes, (ii) the objective of the Insured Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital and (iii) the objective of the Intermediate Series is to provide a high level of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. Although each Series will seek income that is eligible for exclusion from federal income taxes, a portion of the dividends and distributions paid by each Series (and, in particular, the High Yield Series) may be treated as a preference item for purposes of the alternative minimum tax. Each Series seeks to achieve its objective through the separate investment policies described under "Investment Objectives and Policies." There can be no assurance that the Series' investment objectives will be achieved.

    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New
Jersey 07102-4077, and its telephone number is (800) 225-1852.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated July 2, 1997, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

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                                                                                     CROSS-REFERENCE
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                                                                                         PAGE IN
                                                                                       PRUDENTIAL
                                                                 CROSS-REFERENCE     MUNICIPAL BOND
                                                                   TO PAGE IN             FUND
                                                                   PRUDENTIAL         INTERMEDIATE
                                                                 MUNICIPAL BOND          SERIES
                                                         PAGE    FUND PROSPECTUS       PROSPECTUS
                                                         ----    ---------------     ---------------
General Information..................................    B-2           35                  22
Investment Objectives and Policies...................    B-2           18                   9
Investment Restrictions..............................    B-9           28                  15
Trustees and Officers................................    B-10          28                  15
Manager..............................................    B-15          29                  15
Distributor..........................................    B-17          29                  16
Portfolio Transactions and Brokerage.................    B-19          31                  18
Purchase and Redemption of Fund Shares...............    B-20          37                  23
Shareholder Investment Account.......................    B-23          37                  23
Net Asset Value......................................    B-26          32                  19
Taxes, Dividends and Distributions...................    B-27          33                  20
Performance Information..............................    B-29          32                  19
Organization and Capitalization......................    B-33          35                  22
Custodian, Transfer and Dividend Disbursing Agent and
  Independent Accountants............................    B-34          32                  18
Financial Statements.................................    B-35          --
Independent Auditors' Report.........................    B-78          --
Appendix I -- General Investment Information.........    I-1           --
Appendix II -- Historical Performance Data...........    II-1          --
Appendix III -- Information Relating to The
  Prudential.........................................    III-1         --

                              GENERAL INFORMATION

    On May 3, 1995, the Trustees approved a change in the name of the Modified Term Series to the Intermediate Series, effective June 29, 1995.

                       INVESTMENT OBJECTIVES AND POLICIES

    Prudential Municipal Bond Fund is a diversified, open-end, management investment company consisting of three separate portfolios: the High Yield Series, the Insured Series and the Intermediate Series. The investment objectives of the Series are as follows: (i) the objective of the High Yield Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes, (ii) the objective of the Insured Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital and (iii) the objective of the Intermediate Series is to provide a high level of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. There can be no assurance that any Series will achieve its objective. Although each Series will seek income that is eligible for exclusion from federal income taxes, a portion of the dividends and distributions paid by each Series (and, in particular, the High Yield Series) may be treated as a preference item for purposes of the alternative minimum tax.

    The investment objective of each Series may not be changed without the approval of the holders of a majority of the outstanding voting securities of such Series. A "majority of the outstanding voting securities" of a Series, when used in the Prospectus or this Statement of Additional Information, means the lesser of (i) 67% of the voting shares of a Series represented at a meeting at which more than 50% of the outstanding voting shares of a Series are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares of a Series.

    Each Series will seek to achieve its investment objective by investing in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is eligible for exclusion from federal income taxation (municipal obligations or municipal securities). Each Series pursues its investment objective through the separate investment policies described below and in the Prospectus. There can be no assurance that the Series' investment objectives will be achieved.

THE HIGH YIELD SERIES

    The High Yield Series invests primarily in municipal obligations rated B or better by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P) or a similar nationally recognized statistical rating organization (NRSRO) having maturities generally in excess of ten years. The Series also will invest in municipal obligations having maturities ranging from one year to ten years. Under normal circumstances, the Series may invest up to 35% of its total assets in municipal obligations rated higher than Baa or BBB by Moody's and S&P, respectively. From time to time, for temporary, defensive purposes, the High Yield Series may invest more than 35% of its total assets in such obligations. The weighted average maturity of the portfolio is expected to range between 15 and 30 years.

THE INSURED SERIES

    The Insured Series invests primarily in municipal obligations which are insured, rated in the highest rating category of Moody's or S&P or a similar NRSRO, or backed by the U.S. Government. The Series may also invest up to 5% of its total assets in municipal obligations rated A/A or Aa/AA by Moody's or S&P, respectively, or a similar NRSRO. It is anticipated that the Series will offer generally lower yields and be subject to less credit and market risk than the High Yield Series.

    It is anticipated that, under current market conditions, a great majority of the municipal obligations held by the Insured Series will be insured by the following entities: MBIA Insurance Corporation (MBIA Corp.), AMBAC Indemnity Corporation (AMBAC), Financial Guaranty Insurance Company (FGIC) and Financial Security Assurance Inc. (FSA). Each of these entities is described more fully below. The Series will not invest in obligations insured by The Prudential Insurance Company of America (Prudential), except as may be permitted by applicable law, nor will it settle any claim under portfolio insurance provided by an insurer whose insurance obligations are reinsured by an affiliate of Prudential for less than full payment except in accordance with an exemptive order obtained from the Securities and Exchange Commission (SEC).

    MBIA Corp. (formerly known as Municipal Bond Investors Assurance Corporation) is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. As of March 31, 1996, MBIA Corp. had, on a statutory basis, total capital and surplus of approximately $1.3 billion (unaudited), approximately $4.0 billion (unaudited) of admitted assets and approximately $2.7 billion (unaudited) of liabilities. MBIA Inc. is not obligated to pay the debts of or claims against MBIA Corp. MBIA Corp. is domiciled in the state of New York and licensed to do business in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA Corp. has one European branch in the Republic of France.

    FGIC Corporation, the owner of FGIC, is a wholly-owned subsidiary of General Electric Capital Corporation. Neither FGIC Corporation nor General Electric Capital Corporation is obligated to pay the debts of or claims against FGIC. As of March 31, 1996, FGIC's total capital and surplus was approximately $1.032 billion (unaudited).

    AMBAC is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets of approximately $2.440 billion (unaudited) and statutory capital of approximately $1.387 billion (unaudited) as of March 31, 1996. Statutory capital consists of AMBAC policyholders' surplus and statutory contingency reserve. AMBAC is a wholly-owned subsidiary of AMBAC, Inc., a 100% publicly-held company.

    FSA is a wholly-owned subsidiary of Financial Security Assurance Holdings, Ltd. (Holdings), a New York Stock Exchange listed company. Holdings is owned approximately 61.3% by US West Capital Corporation (US WEST), 9.5% by Fund American Enterprises Holdings, Inc. (Fund American), and 7.5% by The Tokio Marine and Fire Insurance Co., Ltd. (Tokio Marine). Neither US WEST, Fund American, Tokio Marine nor any other shareholder of Holdings is obligated to pay the debts of or claims against FSA. As of March 31, 1996, FSA had total assets of approximately $1.532 billion (unaudited) and total shareholder's equity of approximately $779 million (unaudited). The company formerly known as Capital Guaranty Insurance Company is now a subsidiary of FSA.

THE INTERMEDIATE SERIES

    The Intermediate Series invests primarily in municipal obligations rated Baa or BBB or better by Moody's or S&P, respectively, or a similar nationally recognized statistical rating organization, with maturities of 3 to 15 years and with a dollar-weighted average portfolio maturity of more than 3 and less than 10 years. Under normal circumstances, at least 60% of the municipal obligations purchased by the Series will be rated A or better by Moody's or S&P. It is anticipated that this Series will offer generally lower yields and be subject to less market risk than the High Yield Series or the Insured Series.

GENERAL

    The Prudential Investment Corporation (PIC), doing business as Prudential Investments (PI, the Subadviser or the investment adviser), maintains a fixed income research group which provides credit analysis and research on fixed-income securities. The portfolio manager consults routinely with the research group in managing the Fund's portfolios. The fixed income research group, which currently maintains a staff of 22 persons including 17 credit analysts, reviews on an ongoing basis issuers of fixed-income obligations, including prospective purchases and portfolio holdings of the Series. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They review financial and operating statements supplied by state and local governments and other issuers of municipal securities to evaluate revenue projections and the financial soundness of municipal issuers. They study the impact of economic and political developments on state and local governments, evaluate industry sectors and meet periodically with public officials and other representatives of state and local governments and other tax-exempt issuers to discuss such matters as budget projections, debt policy, the strength of the regional economy and, in the case of revenue bonds, the demand for facilities. They also make site inspections to review specific projects and to evaluate the progress of construction or the operation of a facility.

    Each Series may invest in municipal securities which are not rated if, based upon a credit analysis by the Subadviser, the Subadviser believes that the securities are of comparable quality to other municipal securities that the Series may purchase. A description of the ratings is set forth under the heading "Description of Security Ratings" in the Fund's Prospectus. The ratings of Moody's and S&P represent the respective opinions of those firms of the quality of the securities each undertakes to rate. The ratings are general and are not absolute standards of quality. In determining the suitability for investment in a particular unrated security, the Subadviser will take into consideration asset and debt service coverage, the purpose of the financing, the history of the issuer, the existence of other rated securities of the issuer, any credit enhancement by virtue of a letter of credit or other financial guaranty deemed suitable by the investment adviser and other factors as may be relevant, including comparability to other issuers.

    After its purchase by a Series of the Fund, an issue of municipal bonds or notes may cease to be rated or its rating(s) may be reduced. Neither event requires the elimination of that obligation from the portfolio of the Series, but each event will be a factor in determining whether the Series should continue to hold that issue in its portfolio.

    Each Series will attempt to invest substantially all of its net assets in municipal securities. Under normal market conditions, each Series anticipates that its assets will be invested so that at least 80% of its net assets will be invested in municipal securities. Each Series will continuously monitor its portfolio to ensure that the asset investment test is met at all times, except for temporary defensive positions during abnormal market conditions.

    A Series may invest its assets from time to time on a temporary basis in debt securities, the interest on which is subject to federal, state or local income tax: (i) pending the investment or reinvestment in municipal securities of the proceeds from the sale of shares of the Series or sales of portfolio securities, (ii) in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors, or (iii) where market conditions due to rising interest rates or other adverse factors warrant temporary investing. Investments in taxable securities may include: obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated in the two highest grades by either Moody's or S&P (A-1 and A-2, or P-1 and P-2, respectively), except that the Insured Series may invest only in commercial paper rated A-1 or P-1; certificates of deposit and bankers' acceptances; other debt securities rated within the three highest grades by either Moody's or S&P or, if unrated, judged by the Subadviser to possess comparable creditworthiness; and repurchase agreements with respect to any of the foregoing investments. Each Series does not intend to invest more than 5% of its assets in any one category of the foregoing taxable securities. A Series may also hold its assets in other cash equivalents or in cash.

    The Fund, as well as each Series of the Fund, is classified as "diversified" under the Investment Company Act of 1940, as amended (the Investment Company
Act). This means that with respect to 75% of the assets of a Series, (i) the Series may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (ii) the Series may not own more than 10% of the outstanding voting securities of any one issuer. For purposes of diversification and concentration under the Investment Company Act, the identification of the issuer of the municipal obligation depends upon the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, the subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If, in either case, the creating government or another entity guarantees an obligation, the guaranty may be regarded as a separate security and treated as an issue of the guarantor.

    Each Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded bonds, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and premiums on the refunded bonds and a verification report prepared by a party acceptable to a nationally recognized statistical rating agency, or counsel to the holders of the refunded bonds, so verifies, (iv) the escrow agreement provides that the issuer of the refunded bonds grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded bonds, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon, (v) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees and expenses except to the extent there are excess securities, as described in (ii) above, and (vi) the Series will not invest more than 25% of its total assets in pre-refunded bonds of the same municipal issuer.

    Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which a Series may own so long as, with respect to 75% of its assets, it does not invest more than 5% of its total assets in the securities of that issuer (except obligations issued or guaranteed by the U.S. Government). As for the other 25% of the assets of a Series not subject to the limitation described above, there is no minimum limitation as to the number of issuers in whose securities these assets may be invested.

    The Fund expects that normally a Series will not invest more than 25% of its total assets in any one sector of the municipal obligations market, including: hospitals; nursing homes, retirement facilities and other health facilities; turnpikes and toll roads; solid waste and resource recovery; ports and airports; colleges, universities and other educational facilities; state and local housing finance programs; obligations of municipal water and sewer utilities systems, obligations of municipal electric and gas utilities systems; or other industrial development and pollution control facilities. However, depending upon prevailing market conditions, a Series may have more than 25% of its total assets invested in any one sector of the municipal obligations market. Each of the foregoing types of investments might be subject to particular risks which, to the extent that a Series is concentrated in such investments, could affect the value or liquidity of the Series' portfolio.

    A portion of the dividends and distributions paid on the shares of each Series of the Fund may be treated as a preference item for purposes of the alternate minimum tax for individuals and corporations. Such treatment may cause certain investors, depending upon other aspects of their individual tax situation, to incur some federal income tax liability. The Fund's Subadviser intends (except with respect to the High Yield Series) to invest in securities so as to minimize the portion of such dividends or distributions that are treated as a tax preference item. In addition, corporations are subject to an alternative minimum tax which treats as a tax preference item 75% of a corporation's adjusted current earnings. A corporation's adjusted current earnings would include interest paid on municipal obligations and dividends paid on shares of the Fund. See "Taxes, Dividends and Distributions."

    As in the past, proposals may be submitted to Congress in the future with the intended effect of eliminating or further restricting the issuance of municipal obligations or the federal tax exemption for interest paid on municipal obligations. In that event, the Fund may re-evaluate its investment objectives.

    Unlike many issues of common and preferred stock and corporate bonds which are traded between brokers acting as agents for their customers on securities exchanges, municipal obligations are customarily purchased from or sold to dealers who are selling or buying for their own account. Most municipal obligations are not required to be registered with or qualified for sale by federal or state securities regulators. Since there are large numbers of municipal obligation issues of many different issuers, most issues do not trade on any single day. On the other hand, most issues are always marketable, since a major dealer will normally, on request, bid for any issue, other than obscure ones. Regional municipal securities dealers are frequently more willing to bid on issues of municipalities in their geographic area.

    Although almost all municipal obligations are marketable, the structure of the market introduces its own element of risk; a seller may find, on occasion, that dealers are unwilling to make bids for certain issues that the seller considers reasonable. If the seller is forced to sell, he or she may realize a capital loss that would not have been necessary in different circumstances. Because the net asset value of a Series' shares reflects the degree of willingness of dealers to bid for municipal obligations, the price of a Series' shares may be subject to greater fluctuation than shares of other investment companies with different investment policies. See "Net Asset Value."

MUNICIPAL SECURITIES

    Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

    MUNICIPAL BONDS. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations and obtaining funds to lend to other public institutions or for general operating expenses.

    The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

    Industrial development bonds (IDBs) are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for the payment.

    MUNICIPAL NOTES. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include:

    1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

    2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in the expectation of reception of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

    3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

    4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association (GNMA) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

    TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper, the interest on which is generally exempt from federal income taxes, typically are represented by short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

    FLOATING RATE AND VARIABLE RATE SECURITIES. Each Series may invest more than 5% of its assets in floating rate and variable rate securities, including participation interests therein and inverse floaters. Floating or variable rate securities often have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. These securities also allow the holder to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the holder paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Floating rate and variable rate securities typically have long maturities but afford the holder the right to demand payment at earlier dates. Such floating rate and variable rate securities will be treated as having maturities equal to the period of adjustment of the interest rate.

    An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

    LIQUIDITY PUTS. Each Series may purchase and exercise puts on municipal bonds and notes. Puts give the Series the right to sell securities held in the portfolio at a specified exercise price on a specified date. Puts may be acquired to reduce the volatility of the market value of securities subject to puts. The acquisition of a put may involve an additional cost to the Series compared to the cost of securities with similar credit ratings, stated maturities and interest coupons but without applicable puts. This increased cost may be paid either by way of an initial or periodic premium for the put or by way of a higher purchase price for securities to which the put is attached. In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, each Series will acquire a put only under the following circumstances: (i) the put is written by the issuer of the underlying security and the security is rated within the quality grades in which the Series is permitted to invest; (ii) the put is written by a person other than the issuer of the underlying security and that person has securities outstanding which are rated within the quality grades in which the Series is permitted to invest; or (iii) the put is backed by a letter of credit or similar financial guaranty issued by a person having securities outstanding which are rated within the quality grades in which the Series is permitted to invest.

    Puts will be valued at an amount equal to the difference between the value of the underlying security taking the put into consideration and the value of the same or a comparable security without taking the put into consideration.

    LENDING OF SECURITIES. Consistent with applicable regulatory requirements, each Series may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33% of the value of the Series' total assets and provided that such loans are callable at any time by the Series and are at all times secured by cash or equivalent collateral or obtains a letter of credit that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Series continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

    A loan may be terminated by the borrower on one business day's notice or by the Series any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Series can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Fund's Trustees. On termination of the loan, the borrower is required to return the securities to the Series, and any gain or loss in the market price during the loan would inure to the Series.

    Since voting or consent rights which accompany loaned securities pass to the borrower, the Series will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Series' investment in the securities which are the subject of the loan. The Series will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

    FUTURES CONTRACTS. Each Series may engage in transactions in financial futures contracts as a hedge against interest rate related fluctuations in the value of securities which are held in the investment portfolio or which the Series intends to purchase. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be closed. Although interest rate futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." In the case of options on futures contracts, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

    When a Series purchases a futures contract, it will maintain an amount of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets in a segregated account with the Fund's Custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. A Series that has sold a futures contract may "cover" that position by owning the instruments underlying the futures contract or by holding a call option on such futures contract. A Series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the Series. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

    OPTIONS ON FINANCIAL FUTURES. Each Series may purchase call options and write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. Each Series will use options on futures in connection with hedging strategies.

    An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Currently options can be purchased or written with respect to futures contracts on U.S. Treasury Bonds, among other fixed-income securities, and on municipal bond indices on the Chicago Board of Trade. As with options on debt securities, the holder or writer of an option may terminate his or her position by selling or purchasing an option of the same series. There is no guaranty that such closing transactions can be effected.

    When a Series hedges its portfolio by purchasing a put option, or writing a call option, on a futures contract, it will own a long futures position or an amount of debt securities corresponding to the open option position. When a Series writes a put option on a futures contract, it may, rather than establish a segregated account, sell the futures contract underlying the put option or purchase a similar put option. In instances involving the purchase of a call option on a futures contract, the Fund will deposit in a segregated account with the Fund's Custodian an amount in cash, U.S. Government Securities, equity securities or other liquid, unencumbered assets, equal to the market value of the obligation underlying the futures contract, less any amount held in the initial and variation margin accounts.

    LIMITATIONS ON PURCHASE AND SALE. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempted from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a Series' purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that a Series may purchase and sell futures contracts and options thereon for any other purpose, to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Series' total assets. Each Series will use financial futures in a manner consistent with these requirements. Each Series will continue to invest at least 80% of its net assets in municipal bonds and municipal notes except in certain circumstances, as described in the Prospectus under "How the Fund Invests--Investment Objectives and Policies." A Series may not enter into futures contracts if, immediately thereafter, the sum of the amount of initial and net cumulative variation margin on outstanding futures contracts, together with premiums paid on options thereon, would exceed 20% of the total assets of the Series.

    RISKS OF FINANCIAL FUTURES TRANSACTIONS. In addition to the risk associated with predicting movements in the direction of interest rates, discussed in "How the Fund Invests--Hedging and Income Enhancement Strategies--Futures Contracts and Options Thereon" in the Prospectus, there are a number of other risks associated with the use of financial futures for hedging purposes.

    Each Series intends to purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of its trading activity. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired; and, in the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin. However, if futures contracts have been sold to hedge portfolio securities, these securities will not be sold until the offsetting futures contracts can be purchased. Similarly, if futures have been bought to hedge anticipated securities purchases, the purchases will not be executed until the offsetting futures contracts can be sold.

    The hours of trading of interest rate futures contracts may not conform to the hours during which the Series may trade municipal securities. To the extent that the futures markets close before the municipal securities market, significant price and rate movements can take place that cannot be reflected in the futures markets on a day-to-day basis.

    RISKS OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the sale of financial futures, the purchase of put options on financial futures involves less potential risk to a Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a financial future would result in a loss to a Series when the sale of a financial future would not, such as when there is no movement in the price of debt securities.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options with the result that a Series would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange could continue to be exercisable in accordance with their terms.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain clearing facilities inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

REPURCHASE AGREEMENTS

    The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Trustees. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

SECURITIES OF OTHER INVESTMENT COMPANIES

    Each Series may invest up to 10% of its total assets in securities of other investment companies. Generally, no Series intends to invest more than 5% of their total assets in such securities. To the extent that a Series does invest in securities of other investment companies, shareholders of the Series may be subject to duplicate management and advisory fees.

PORTFOLIO TURNOVER

    A Series may engage in short-term trading consistent with its investment objective. Portfolio transactions will be undertaken in response to anticipated movements in the general level of interest rates. Municipal securities or futures contracts may be sold in anticipation of a market decline (resulting from a rise in interest rates) or purchased in anticipation of a market rise (resulting from a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to factors such as changes in the overall demand for or supply of various types of municipal securities or changes in the investment objectives of investors.

    Except as described above and under "Investment Restrictions," the foregoing investment policies are not fundamental and may be changed by the Trustees of the Fund without the vote of a majority of its outstanding voting securities.

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of a Series' outstanding voting securities. A "majority of the outstanding voting securities" of a Series, when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    Each Series may not:

     1. Purchase securities on margin (but the Series may obtain such short-term credits as may be necessary for the clearance of transactions and for margin payments in connection with transactions in financial futures contracts and options thereon).

     2. Make short sales of securities or maintain a short position.

     3. Issue senior securities, borrow money or pledge its assets, except that each Series may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the preference as to shares of a Series in liquidation and as to dividends over all other Series of the Fund with respect to assets specifically allocated to that Series, the purchase or sale of securities on a when-issued or delayed delivery basis, the purchase and sale of financial futures contracts and collateral arrangements with respect thereto and obligations of the Series to Trustees, pursuant to deferred compensation arrangements, are not deemed to be the issuance of a senior security or a pledge of assets.

     4. Purchase any security if as a result, with respect to 75% of the total assets of the Series, more than 5% of the total assets of the Series would be invested in the securities of any one issuer (provided that this restriction shall not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

     5. Purchase securities (other than municipal obligations and obligations guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the total assets of the Series (taken at current market value) would be invested in any one industry. (For purposes of this restriction, industrial development bonds, where the payment of the principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry.")

     6. Buy or sell commodities or commodity contracts, except financial futures contracts and options thereon.

     7. Buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

     8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     9. Purchase securities of other investment companies, except in the open market involving only customary brokerage commissions and as a result of which no more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

    10. Invest in interests in oil, gas or other mineral exploration or development programs.

    11. Make loans, except through repurchase agreements and loans of portfolio securities (limited to 33% of the Series' total assets).

    12. Purchase or write puts, calls or combinations thereof except as described in the Prospectus and this Statement of Additional Information with respect to puts and options on futures contracts.

    13. Invest for the purpose of exercising control or management of another company.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Series' assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Series' asset coverage for borrowings falls below 300%, the Series will take prompt action to reduce its borrowings, as required by applicable law.

                             TRUSTEES AND OFFICERS

                                                                             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)       POSITION WITH FUND                           DURING PAST FIVE YEARS
---------------------------  -----------------------  -------------------------------------------------------------------
Edward D. Beach (72)         Trustee                  President and Director of BMC Fund, Inc., a closed-end investment company; previously, Vice Chairman of Broyhill Furniture
                                                       Industries, Inc.; Certified Public Accountant; Secretary and
                                                       Treasurer of Broyhill Family Foundation, Inc.; Member of the Board
                                                       of Trustees of Mars Hill College; Director of The High Yield
                                                       Income Fund, Inc.
Eugene C. Dorsey (69)        Trustee                  Retired President, Chief Executive Officer and Trustee of the
                                                       Gannett Foundation (now Freedom Forum); former Publisher of four
                                                       Gannett newspapers and Vice President of Gannett Company; past
                                                       Chairman of Independent Sector (national coalition of
                                                       philanthropic organizations); former Chairman of the American
                                                       Council for the Arts; Director of the Advisory Board of Chase
                                                       Manhattan Bank of Rochester and The High Yield Income Fund, Inc.

                                                                             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)       POSITION WITH FUND                           DURING PAST FIVE YEARS
---------------------------  -----------------------  -------------------------------------------------------------------
Delayne Dedrick Gold (58)    Trustee                  Marketing and Management Consultant; Director of The High Yield
                                                       Income Fund, Inc.
*Robert F. Gunia (50)        Trustee                  Comptroller (since May 1996), Prudential Investments; Executive
                                                       Vice President and Treasurer (since December 1996), Prudential
                                                       Investments Fund Management LLC (PIFM); Senior Vice President
                                                       (since March 1987) of Prudential Securities Incorporated
                                                       (Prudential Securities); formerly Chief Administrative Officer
                                                       (July 1990-September 1996), Director (January 1989-September 1996)
                                                       and Executive Vice President, Treasurer and Chief Financial
                                                       Officer (June 1987-September 1996) of Prudential Mutual Fund
                                                       Management, Inc.; Vice President and Director of The Asia Pacific
                                                       Fund, Inc. (since May 1989); Director of The High Yield Income
                                                       Fund, Inc.
*Harry A. Jacobs, Jr. (75)   Trustee                  Senior Director (since January 1986) of Prudential Securities;
One Seaport Plaza                                      formerly Interim Chairman and Chief Executive Officer of PMF
New York, NY 10292                                     (June-September 1993); formerly Chairman of the Board of
                                                       Prudential Securities (1982-1985) and Chairman of the Board and
                                                       Chief Executive Officer of Bache Group Inc. (1977-1982); Trustee
                                                       of The Trudeau Institute; Director of The First Australia Fund,
                                                       Inc., The First Australia Prime Income Fund, Inc. and The High
                                                       Yield Income Fund, Inc.
Donald D. Lennox (78)        Trustee                  Chairman (since February 1990) and Director (since April 1989) of
                                                       International Imaging Materials, Inc. (thermal transfer ribbon manufacturer); Retired Chairman, Chief Executive Officer and
                                                       Director of Shlegel Corporation (industrial manufacturing) (March
                                                       1987-February 1989); Director of Gleason Corporation, Personal
                                                       Sound Technologies, Inc. and The High Yield Fund, Inc.
*Mendel A. Melzer CFA (36)   Trustee                  Chief Investment Officer (since October 1996) of Prudential Mutual
751 Broad Street                                       Funds; formerly Chief Financial Officer of Prudential Investments
Newark, NJ 07102                                       (November 1995-September 1996), Senior Vice President and Chief
                                                       Financial Officer of Prudential Preferred Financial Services
                                                       (April 1993-November 1995), Managing Director of Prudential
                                                       Investment Advisors (April 1991-April 1993) and Senior Vice
                                                       President of Prudential Capital Corporation (July 1989-April
                                                       1991); Chairman and Director of Prudential Series Fund, Inc;
                                                       Director of the High Yield Income Fund, Inc.
Thomas T. Mooney (55)        Trustee                  President of the Greater Rochester Metro Chamber of Commerce;
                                                       former Rochester City Manager; Trustee of Center for Governmental
                                                       Research, Inc.; Director of Blue Cross of Rochester, Monroe County
                                                       Water Authority, Rochester Jobs, Inc., Northeast-Midwest
                                                       Institute, Executive Service Corps of Rochester, Monroe County
                                                       Industrial Development Corporation, First Financial Fund, Inc. and
                                                       The High Yield Income Fund, Inc.

------------------------
*"Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities,
 Prudential or PIFM.

                                                                             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)       POSITION WITH FUND                           DURING PAST FIVE YEARS
---------------------------  -----------------------  -------------------------------------------------------------------
Thomas H. O'Brien (72)       Trustee                  President, O'Brien Associates (financial and management
                                                       consultants) (since April 1984); formerly President of Jamaica
                                                       Water Securities Corp. (holding company) (February 1989-August
                                                       1990); Chairman and Chief Executive Officer (September
                                                       1987-February 1989) and Director (September 1987-August 1990) of
                                                       Jamaica Water Supply Company; Director of Ridgewood Savings Bank;
                                                       Trustee of Hofstra University.
*Richard A. Redeker (53)     Trustee and President    Employee of Prudential Investments; formerly President, Chief
751 Broad Street                                       Executive Officer and Director (October 1993-September 1996),
Newark, N.J. 07102                                     Prudential Mutual Fund Management, Inc.; Executive Vice President,
                                                       Director and Member of the Operating Committee (October
                                                       1993-September 1996), Prudential Securities; Director (October
                                                       1993-September 1996) of Prudential Securities Group, Inc.
                                                       Executive Vice President, The Prudential Investment Corporation
                                                       (July 1994-September 1996); Director (January 1994-September 1996)
                                                       of Prudential Mutual Fund Distributors, Inc. (PMFD) and Prudential
                                                       Mutual Fund Services, Inc.; formerly Senior Executive Vice
                                                       President and Director of Kemper Financial Services, Inc.
                                                       (September 1978-September 1993); Director and President of The
                                                       Global Yield Fund, Inc.
Nancy H. Teeters (66)        Trustee                  Economist; formerly Vice President and Chief Economist of
                                                       International Business Machines Corporation (March 1986-June
                                                       1990); Director of Inland Steel Industries (since July 1991) and the High Yield Income Fund, Inc.
Louis A. Weil, III (55)      Trustee                  President and Chief Executive Officer (since January 1996) and
                                                       Director (since September 1991) of Central Newspapers, Inc.;
                                                       Chairman (since January 1996), Publisher and Chief Executive
                                                       Officer of Phoenix Newspapers, Inc. (August 1991-December 1995).
                                                       Director of Central Newspapers, Inc. (since September 1991), formerly, Publisher of Time Magazine (May 1989-March 1991);
                                                       formerly President, Publisher and Chief Executive Officer of the
                                                       Detroit News (February 1986-August 1989); formerly member of the
                                                       Advisory Board, Chase Manhattan Bank-Westchester.
Susan C. Cote (42)           Vice President           Vice President (since February 1997) of Prudential Mutual Funds &
                                                       Annuities (PMF&A); Executive Vice President (since February 1997)
                                                       and Chief Financial Officer (since May 1996) of PIFM; formerly
                                                       Managing Director of Prudential Investments and Vice President,
                                                       The Prudential Investment Corporation (February 1995-May 1966),
                                                       Senior Vice President (January 1989-January 1995) of Prudential
                                                       Mutual Fund Management, Inc., and Senior Vice President (January
                                                       1992-January 1995) of Prudential Securities.
Thomas A. Early (42)         Vice President           Vice President and General Counsel (since March 1997) of PMF&A);
                                                       Executive Vice President, Secretary and General Counsel of PIFM
                                                       (since December 1996); formerly Vice President and General
                                                       Counsel, Prudential Retirement Services (March 1994-March 1997),
                                                       Associate General Counsel and Chief Financial Services Officer,
                                                       Frank Russell Company (1988-1994).

------------------------
*"Interested" Trustee, as defined in the Investment Company Act, by reason of affiliation with Prudential Securities,
 Prudential or PIFM.

                                                                             PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)       POSITION WITH FUND                           DURING PAST FIVE YEARS
---------------------------  -----------------------  -------------------------------------------------------------------
Grace Torres (38)            Treasurer and Principal  First Vice President (since December 1996) of PIFM; formerly First
                              Financial and            Vice President (March 1994-September 1996), of Prudential Mutual
                              Accounting Officer       Fund Management, Inc.; First Vice President of Prudential
                                                       Securities (since March 1994); prior thereto, Vice President (July
                                                       1989-March 1994) of Bankers Trust Corporation.
Stephen M. Ungerman (44)     Assistant Treasurer      Tax Director of Prudential Investments and the Private Asset Group
                                                       of The Prudential Insurance Company of America (since March 1996);
                                                       formerly First Vice President of Prudential Mutual Fund
                                                       Management, Inc. (February 1993-September 1996); prior thereto,
                                                       Senior Tax Manager at Price Waterhouse LLP (1981-January 1993).
S. Jane Rose (51)            Secretary                Senior Vice President (since December 1996) of PIFM; formerly
                                                       Senior Vice President (January 1991-September 1996) and Senior
                                                       Counsel (June 1987-September 1996) of Prudential Mutual Fund
                                                       Management, Inc.; Senior Vice President and Senior Counsel of
                                                       Prudential Securities (since July 1992)
Deborah A. Docs (39)         Assistant Secretary      Vice President (since December 1996) of PIFM; formerly Vice
                                                       President and Associate General Counsel (June 1991-September 1996)
                                                       of Prudential Mutual Fund Management, Inc.; Vice President and
                                                       Associate General Counsel of Prudential Securities.

------------
(1) Unless otherwise noted the address for each of the above persons is c/o:
    Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

    Trustees and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

    The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach and Lennox are scheduled to retire on December 31, 1999 and December 31, 1997, respectively.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of Trustees of the Fund who are affiliated persons of the Manager. The Fund pays each of its Trustees who is not an affiliated person of PIFM or Prudential Investments annual compensation of $5,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.

    Trustees may receive their Trustees' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Trustee's fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

    Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager.

    The following table sets forth the aggregate compensation paid by the Fund to the Trustees who are not affiliated with the Manager for the fiscal year ended April 30, 1997 and the aggregate compensation paid to such Trustees for service on the Fund's Board and that of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 1996. In October 1996, shareholders elected a new Board of Trustees. Below are listed all Trustees who have served the Fund during its most recent fiscal year as well as new Trustees who took office after the shareholders' meeting in October.

                               COMPENSATION TABLE

                                                                         PENSION OR
                                                                         RETIREMENT                           TOTAL COMPENSATION
                                                         AGGREGATE    BENEFITS ACCRUED    ESTIMATED ANNUAL    FROM FUND AND FUND
                                                       COMPENSATION    AS PART OF FUND      BENEFITS UPON      COMPLEX PAID TO
NAME OF TRUSTEE                                         FROM FUND@        EXPENSES           RETIREMENT           DIRECTORS
-----------------------------------------------------  -------------  -----------------  -------------------  ------------------
Edward D. Beach, Trustee                                 $   7,833             None                 N/A       $  166,000(21/39)*
Eugene C. Dorsey, Trustee**                                 --                 None                 N/A       $   98,583(12/36)*
Delayne Dedrick Gold, Trustee                            $   1,833             None                 N/A       $  175,308(21/42)*
Robert F. Gunia, Trustee+                                   --                 None                 N/A               --
Harry A. Jacobs, Jr., Trustee+                              --                 None                 N/A               --
Donald D. Lennox, Trustee                                $   7,833             None                 N/A       $   90,000(10/22)*
Douglas H. McCorkindale, Former Trustee                  $   6,000             None                 N/A               --
Mendel A. Melzer, Trustee+                                  --                 None                 N/A               --
Thomas T. Mooney, Trustee**                              $   7,833             None                 N/A       $  135,375(18/36)*
Thomas H. O'Brien, Trustee                               $   1,833             None                 N/A       $    32,250(5/20)*
Richard A. Redeker, Trustee and President+                  --                 None                 N/A               --
Nancy H. Teeters, Trustee                                $   1,833             None                 N/A       $  103,583(11/28)*
Louis A. Weil, III, Trustee                              $   7,833             None                 N/A       $   91,250(13/18)*

------------------------
@ Effective January 1997, the annual compensation paid to Trustees was reduced to $5,500 in addition to certain out-of-pocket expenses.
 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.
 + Robert F. Gunia, Harry A. Jacobs, Jr., Mendel A. Melzer and Richard A.
   Redeker, who are each interested Trustees, do not receive compensation from the Fund or any fund in the Fund Complex.
** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1996, includes amounts deferred at the election of Trustees under the Fund's deferred compensation plans. Including accrued interest, total compensation amounted to $111,535 and $139,869 for Eugene C. Dorsey and Thomas T. Mooney, respectively.

    As of June 6, 1997, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of the Fund.

    As of June 6, 1997, Prudential Securities was record holder for other beneficial owners of 21,533,624 Class A shares (or 70% of the outstanding Class A shares) of the High Yield Series, 9,173,571 Class A shares (or 49% of the outstanding Class A shares) of the Insured Series and 784,777 Class A shares (or 61% of the outstanding Class A shares) of the Intermediate Series; 46,948,796 Class B shares (or 76% of the outstanding Class B shares) of the High Yield Series, 9,913,692 Class B shares (or 37% of the outstanding Class B shares) of the Insured Series and 1,396,276 Class B shares (or 50% of the outstanding Class B shares) of the Intermediate Series, and 869,843 Class C shares (or 95% of the outstanding Class C shares) of the High Yield Series, 42,185 Class C shares (or 55% of the outstanding Class C shares) of the Insured Series and 20,636 Class C shares (or 85% of the outstanding Class C shares) of the Intermediate Series and 303,743 Class Z shares (or 99% of the outstanding Class Z shares) of the High Yield Series, 1,645 Class Z shares (or 99% of the outstanding Class Z shares) of the Insured Series and 25,404 Class Z shares (or 99% of the outstanding Class Z shares) of the Intermediate Series. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

    As of June 6, 1997, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a Series were: Mr. Stephen J. Charms, 2787 Sulgrave Rd, Beachwood, OH 44122-2343 who held 46,491 Class Z shares of the High Yield Series (15.3%); Mrs. June Adelson, 2662 Cranlyn Rd, Shaker Hts, OH 44122-2002 who held 26,218 Class Z shares of the High Yield Series (8.6%); Brian Forrest Cooke, Account 2, 7999 Evanston Rd, Indianapolis, IN 46240-2731 who held 21,338 Class Z shares of the High Yield Series (7.0%); John D. Cooke, 13665 E. 114th St, Fishers, IN 46038-9712 who held 116,897 Class Z shares of the High Yield Series (38.5%); Gary Oliver, Patricia Oliver Cons, Property of Laura Lee Oliver, 43553 SE Marmot Rd, Sandy, OR 97055-8715 who held 67,390 Class A shares of the Intermediate Series (5.3%); Mr. Edward R. Liscak and Mrs. Leonora A. Liscak, 24 Ridge Road, Clark, NJ 07066-2916 who held 1,804 Class C shares of the Intermediate Series (7.4%); Lance E. Radbill, Ruth M. Radbill, 444 Saint Annes Dr., Birmingham, AL 35244-3267 who held 14,055 Class C shares of the Intermediate Series (57.7%); Frank R. Grabenhofer, Loretta M. Grabenhofer JT TEN, 15606 Plum Tree Dr, Orland Park, IL 60462-5987, who held 3,697 Class C shares of the Intermediate Series (15.2%); Mr. Ben L. Danna, 6261 Inwood Dr, Houston, TX 77057-3507, who held 2,366 Class C shares of the Intermediate Series (9.7%); Richard A. Reed MD,

Mary E. Reed JT TEN, 14 Latigo Ln, Rolling Hills, CA 90274-1520 who held 1,444 Class C shares of the Intermediate Series (5.9%); Ms. Ruth Harris, 772 Hilltop Ct, Coram, NY 11727-3652, who held 1,282 Class Z shares of the Intermediate Series (5.0%); Mrs. Eleanor C. Larochelle, Eleanor C. Larochelle UA, DTD 11/21/96, 35 Redbay Ct, Homosassa, FL 34446-5121, who held 5,684 Class Z shares of the Intermediate Series (22.4%); Ms. Jennifer Nan, Kitchens Successor TTEE, UA DTD 8/2/96, 705 Greenbrook Cir, St. Joseph, MI 49085-9312, who held 2,826 Class Z shares of the Intermediate Series (11.1%); Ms. Ethel Marshall TTEE, Ethel Marshall Survivors Trust, UA DTD 4/18/96, 4302 N Stowell Ave, Shorewood, WI 53211-1747, who held 1,631 Class Z shares of the Intermediate Series (6.4%); Ms. Linda Lappin, Marshall Family Trust, UA DTD 4/18/96, 4302 N. Stowell Ave, Shorewood, WI 53211-1747, who held 7,849 Class Z shares of the Intermediate Series (30.9%); David R. Hopkins, Trustee, David R. Hopkins Revocable Trust, DTD 4/5/97, P.O. Box Drawer 4345, St. Augustine, FL 32085-4345, who held 6,402 Class C shares of the Insured Series (8.3%); Valarie J. Ragland, 701 N James, Sparta, IL 62286-1152, who held 5,313 Class C shares of the Insured Series (6.9%); Bervia R. Gordon TTEE, UA DTD 6/11/86, 4 Meadow Pass, Huntington, IN 46750-1314, who held 6,578 Class C shares of the Insured Series (8.5%); Mr. Ben L. Danna, 6261 Inwood Dr, Houston, TX 77057-3507, who held 4,593 Class C shares of the Insured Series (5.9%); Keith M. Benedict, Rose Benedict CO-TTEES, UA DTD 11/17/93, 7939 Neva Avenue, Burbank, IL 60459-1614, who held 4,112 Class C shares of the Insured Series (5.3%); and Mr. Eugene E. Poirot, Mrs. Patricia F. Poirot TEN COM ACCT#2, 130 N Burnet Dr, Baytown, TX 77520-1104, who held 1,645 Class Z shares of the Insured Series (99%).

                                    MANAGER

    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager) (formerly Prudential Mutual Fund Management LLC) as successor to Prudential Mutual Fund Management, Inc., Gateway Center Three, Newark, 100 Mulberry Street, New Jersey 07102-4077. PIFM serves as manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of May 31, 1997, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $56 billion and, according to the Investment Company Institute, as of December 31, 1996, the Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.

    PIFM is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of each Series and the composition of each Series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

    For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the average daily net assets of each Series up to $1 billion and .45 of 1% of the average daily net assets in excess of $1 billion. PIFM has agreed to waive 10% of its management fee (.05 of 1% of average net assets, as annualized). The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. No such reductions were required during the fiscal year ended April 30, 1997. No jurisdiction currently limits the Fund's expenses.

    In connection with its management of the business affairs of the Fund, PIFM bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Fund's investment adviser;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI or the Subadviser) pursuant to the subadvisory agreement between PIFM and PIC (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, and the states under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Trustees of the Fund, including a majority of the Trustees who are not parties to such contract or interested persons of such parties as defined in the Investment Company Act, on May 22, 1997 and by the shareholders of each Series on February 19, 1988.

    For the fiscal year ended April 30, 1997, PIFM received a management fee of $4,614,964 (net of waiver of $514,371), $2,494,083 (net of waiver of $277,120)
and $220,036 (net of waiver of $24,449) on behalf of the High Yield Series, Insured Series and Intermediate Series, respectively. For the fiscal year ended April 30, 1996, PIFM received a management fee of $4,774,952 (net of waiver of $534,026), $2,824,806 (net of waiver of $313,867) and $265,175 (net of waiver of
$29,464) on behalf of the High Yield Series, Insured Series and Intermediate Series, respectively. For the fiscal year ended April 30, 1995, PIFM received a management fee of $5,279,570 (net of waiver of $172,278), $3,392,455 (net of waiver of $106,923) and $329,452 (net of waiver of $10,233) on behalf of the High Yield Series, Insured Series and Intermediate Series, respectively.

    PIFM has entered into a Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services.

    Peter J. Allegrini oversees the municipal bond team at PIC. The portfolio manager analyzes the risks and negotiates credit terms for high yield municipal bonds to build a well-diversified portfolio of bonds that, in his opinion, have low prices and good potential to appreciate. Then, the portfolio manager and a credit team monitor each issuer's ability to pay interest and principal on a timely basis, under various economic conditions. The portfolio manager seeks to avoid making short-term gains based on interest rate movements and will shift maturities to capture good relative returns.

    The Subadvisory Agreement was last approved by the Trustees, including a majority of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 22, 1997, and by the shareholders of each Series on February 19, 1988.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                  DISTRIBUTOR

    Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, served as the distributor of the Class A shares of the Fund.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. Prudential Securities incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

    Prior to January 22, 1990, the Fund offered only one class of shares (the existing Class B shares). On October 11, 1989, the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On February 9, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that
(i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .50 of 1% (including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On May 4, 1993, the Trustees, including a majority of the Rule 12b-1Trustees, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 22, 1997. The Class A Plan, as amended, was approved by the Class A and Class B shareholders of each Series of the Fund and the Class B Plan, as amended, was approved by the Class B shareholders of each Series on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares of each Series on August 1, 1994.

    CLASS A PLAN. For the fiscal year ended April 30, 1997, PSI received payments of $294,940, $187,371 and $13,487 on behalf of the High Yield Series, Insured Series and Intermediate Series, respectively, under the Class A Plan. These amounts were primarily for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended April 30, 1997, PSI also received approximately $210,200, $88,800 and $4,500 on behalf of the High Yield Series, Insured Series and Intermediate Series, respectively, in initial sales charges.

    CLASS B PLAN. For the fiscal year ended April 30, 1997, the Distributor received $3,626,526, $1,829,455 and $176,107 on behalf of the High Yield Series, Insured Series and Intermediate Series, respectively, under the Class B Plan. For the fiscal year ended April 30, 1997, the Distributor spent approximately the following amounts on behalf of each Series of the Fund:

                                                                               COMPENSATION TO      APPROXIMATE
                                             COMMISSION                           PRUSEC FOR           TOTAL
                                            PAYMENTS TO                           COMMISSION          AMOUNT
                                             FINANCIAL                           PAYMENTS TO         SPENT BY
                                            ADVISERS OF     OVERHEAD COSTS     REPRESENTATIVES      DISTRIBUTOR
                                             PRUDENTIAL      OF PRUDENTIAL           AND           ON BEHALF OF
        SERIES              PRINTING         SECURITIES       SECURITIES*      OTHER EXPENSES*        SERIES
----------------------  ----------------   --------------   ---------------   ------------------   -------------
High Yield Series            $     7,100      $ 1,441,000      $1,535,200          $ 286,000         $ 3,269,300
Insured Series               $    27,600      $   391,200      $  85,000           $ 254,700         $   758,500
Intermediate Series          $         0      $    69,200      $  60,700           $ 191,800         $   321,700

------------------------
* Including lease, utility and sales promotion expenses.

    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by shareholders upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the

Prospectus. For the fiscal year ended April 30, 1997, Prudential Securities received approximately $1,200,100, $649,000 and $87,000 on behalf of the High Yield Series, Insured Series and Intermediate Series, respectively, in contingent deferred sales charges attributable to Class B shares.

    CLASS C PLAN. For the fiscal year ended April 30, 1997, the Distributor received $60,452, $7,299 and $1,121 on behalf of the High Yield Series, Insured Series and Intermediate Series, respectively, under the Class C Plan. For the fiscal year ended April 30, 1996, the Distributor spent approximately the following amounts on behalf of each Series of the Fund.

                                                                               COMPENSATION TO      APPROXIMATE
                                             COMMISSION                           PRUSEC FOR           TOTAL
                                            PAYMENTS TO                           COMMISSION          AMOUNT
                                             FINANCIAL                           PAYMENTS TO         SPENT BY
                                            ADVISERS OF     OVERHEAD COSTS     REPRESENTATIVES      DISTRIBUTOR
                                             PRUDENTIAL      OF PRUDENTIAL           AND           ON BEHALF OF
        SERIES              PRINTING         SECURITIES       SECURITIES*      OTHER EXPENSES*        SERIES
----------------------      -------        --------------   ---------------   ------------------   -------------
High Yield Series            $       600      $  44,400        $  23,600           $   1,300         $  69,900
Insured Series               $       900      $   4,400        $     600           $     700         $   6,600
Intermediate Series          $         0      $   1,500        $   1,290           $      10         $   2,800

------------------------
* Including lease, utility and sales promotion expenses.

    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by shareholders upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended April 30, 1997, Prudential Securities received approximately $4,100 and $600 on behalf of the High Yield Series and Insured Series, respectively, in contingent deferred sales charges attributable to Class C shares and did not receive any contingent deferred sales charges with respect to the Intermediate Series.

    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan) and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under federal securities laws. The amended Distribution Agreement was approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 22, 1997. On November 3, 1995, the Trustees approved the transfer of the Distribution Agreement for Class A shares with PMFD to Prudential Securities.

    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 3, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. (PSG) and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a Series may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of each Series of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities and financial futures for each Series of the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Purchases and sales of securities on a securities exchange, which are not expected to be a significant portion of the portfolio securities of any Series, are effected through brokers who charge a commission for their services. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus it will not deal in over-the-counter securities with Prudential Securities acting as a market-maker, and it will not execute a negotiated trade with Prudential Securities if the execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

    In placing orders for portfolio securities for the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. These research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services are used by the Manager in connection with all of its investment activities, and some of these services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing these services may be selected for the execution of transactions of these other accounts, whose aggregate assets may be far larger than the Fund, and the services furnished by the brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The policy of the Manager is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Series ability to pursue their present investment objectives. However, in the future in other circumstances, the Series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must not exceed certain rates set forth in the Investment Company Act and must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    During the fiscal years ended April 30, 1997, 1996 and 1995 the Fund paid $163,500, $263,800 and $34,125, respectively, in brokerage commissions on certain options and/or futures transactions. No such brokerage commissions were paid to Prudential Securities.

                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of each Series of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

    Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 3% and Class B* Class C* and Class Z shares are sold at net asset value. Using the Fund's net asset value at April 30, 1997, the maximum offering price of the Fund's shares is as follows:

                                               HIGH YIELD     INSURED    INTERMEDIATE
CLASS A                                          SERIES       SERIES        SERIES
                                               -----------   ---------   ------------
Net asset value and redemption price per
  Class A share..............................     $10.84       $ 10.90       $10.59
Maximum sales charge (3% of offering
  price).....................................       .34            .34         .33
                                               -----------   ---------      ------
Offering price to public.....................     $11.18       $ 11.24       $10.92
                                               -----------   ---------      ------
                                               -----------   ---------      ------

CLASS B
Net asset value, redemption price and
  offering price to public per Class B
  share*.....................................     $10.84       $ 10.91       $10.59
                                               -----------   ---------      ------
                                               -----------   ---------      ------

CLASS C
Net asset value, redemption price and
  offering price to public per Class C
  share*.....................................     $10.84       $ 10.91       $10.59
                                               -----------   ---------      ------
                                               -----------   ---------      ------

CLASS Z
Net asset value, offering price and
  redemption price per Class Z share.........     $10.83       $ 10.91       $10.59
                                               -----------   ---------      ------
                                               -----------   ---------      ------

------------------------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the Fund or other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charge applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more retirement or group plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus.

    The Distributor must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investors' holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

    LETTER OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Series of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

    For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

    A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

    The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of the Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                             REQUIRED DOCUMENTATION
Death                                          A copy of the shareholder's death certificate
                                               or, in the case of a trust, a copy of the
                                               grantor's death certificate, plus a copy of
                                               the trust agreement identifying the grantor.

Disability - An individual will be considered  A copy of the Social Security Administration
disabled if he or she is unable to engage in   award letter or a letter from a physician on
any substantial gainful activity by reason of  the physician's letterhead stating that the any medically determinable physical or mental  shareholder (or, in the case of a trust, the impairment which can be expected to result in  grantor) is permanently disabled. The letter
death or to be of long-continued and           must also indicate the date of disability.
indefinite duration.

 The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of a Series of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                                   CONTINGENT DEFERRED SALES CHARGE AS A
                                                PERCENTAGE OF DOLLARS INVESTED OR REDEMPTION
                                                                  PROCEEDS
                                                --------------------------------------------
YEAR SINCE PURCHASE PAYMENT MADE                $500,001 TO $1 MILLION      OVER $1 MILLION
---------------------------------------------   -----------------------    -----------------
First........................................               3.0%                    2.0%
Second.......................................               2.0%                    1.0%
Third........................................               1.0%                    0%
Fourth and thereafter........................               0%                      0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

    It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

    The following money market funds participate in the Class A Exchange
Privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C Exchange Privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.

    CLASS Z Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                     $100,000     $150,000     $200,000     $250,000
--------------------------------------  -----------  -----------  -----------  -----------
25 years..............................   $     110    $     165    $     220    $     275
20 years..............................         176          264          352          440
15 years..............................         296          444          592          740
10 years..............................         555          833        1,110        1,388
 5 years..............................       1,371        2,057        2,742        3,428
See "Automatic Savings Accumulation Plan."

------------------------------
    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees and room and board for the 1993-1994 academic year.
    (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a Series of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and/or Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

MUTUAL FUND PROGRAM

    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are marketed with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    The net asset value per share is the net worth of a Series (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. Net asset value is calculated separately for each class. Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities of each Series of the Fund. The Trustees have fixed the specific time of day for the computation of each Series' net asset value to be at 4:15 P.M., New York time. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Series' shares shall be determined at a time between such closing and 4:15 P.M., New York time.

    Portfolio securities for which market quotations are readily available are valued at their bid quotations. Futures contracts are valued daily at 4:15 P.M., New York time, at market quotations provided by the Chicago Board of Trade. Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities and other assets of the Fund for which market quotations are not readily available. Securities for which market quotations are not readily available are valued at fair value in accordance with procedures adopted by the Trustees. Under these procedures, the Manager values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. This service is furnished by Kenny-S&P, a division of J.J. Kenny Information Systems. Reliable market quotations generally are not readily available for purposes of valuing municipal securities. As a result, depending on the particular municipal securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon fair value determined under the foregoing procedures. Short-term investments are valued at amortized cost if their original term to maturity was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their original term to maturity when acquired by the Fund was more than 60 days, unless this valuation is determined not to represent fair value by the Trustees.

    Net asset value is calculated separately for each class. As long as long as the Series declare dividends daily, the net asset value of the Class A, Class B, Class C and Class Z shares will generally be the same. Series' dividends will differ by approximately the amount any distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    Each Series of the Fund has elected to qualify and intends to remain qualified to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. In general, such election relieves each Series (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and permits net capital gains of the Series (I.E., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shares in the Series are held.

    Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. Distributions to shareholders of tax-exempt interest earned by any Series of the Fund for the taxable year are generally not subject to federal income tax (see the discussion of the alternative minimum tax below). Distributions of taxable net investment income (including market discount on municipal obligations) and of the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

    The federal alternative minimum tax may affect corporations and other shareholders in the Fund. Interest on certain categories of tax-exempt obligations (I.E., most private activity bonds issued after August 7, 1986) will constitute a preference item for purposes of the alternative minimum tax. Each Series has invested in such obligations and, therefore, receives interest that will be treated as a preference item. Preference items received by a Series will be allocated between the Series and its shareholders. It is possible that a Series will incur some liability under the alternative minimum tax to the extent preference items are allocated to it. Corporate shareholders in any of the Series will also have to take into account interest on all municipal obligations for purposes of the adjustment for current earnings for alternative minimum tax purposes.

    The alternative minimum tax is a tax equal to 20% of a corporation's so-called alternative minimum taxable income and 26% of a non-corporate taxpayer's so-called alternative minimum taxable income up to $175,000 and 28% of such income in excess of $175,000. Individual taxpayers may reduce their alternative minimum taxable income by a standard exemption amount of $45,000 ($33,750 if filing singly), although the exemption amount is reduced for taxpayers with adjusted gross incomes of more than $150,000 ($112,500 if filing singly). Alternative minimum taxable income is determined by adding to the taxpayer's regularly-computed taxable income items of tax preference and certain other adjustments. All shareholders should consult their tax advisers to determine whether their investment in the Fund will cause them to incur liability for the alternative minimum tax.

    Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the annual gross income of each Series (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereof or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) each Series derive less than 30% of its annual gross income from gains (without reduction for losses) from the sale or other disposition of securities, options thereon, futures contracts, options thereon, forward contracts and foreign currencies held for less than three months (except for foreign currencies directly related to the Fund's business of investing in securities); (c) each Series diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the assets of the Series is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the assets of the Series and 10% of the outstanding voting securities of the issuer, and (ii) not more than 25% of the value of the assets of the Series is invested in the securities of any one issuer (other than U.S. Government securities); and (d) each Series distribute to its shareholders at least 90% of each of (i) its net tax-exempt interest income and (ii) its net investment income and net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) in each year.

    Qualification as a regulated investment company will be determined at the level of each Series and not at the level of the Fund. Accordingly, the determination of whether any particular Series qualifies as a regulated investment company will be based on the activities of that Series, including the purchases and sales of securities and the income received and expenses incurred in that Series. Net capital gains of a Series which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Series.

    The High Yield Series has a net capital loss carryforward as of April 30, 1997 of approximately $16,993,000 of which $2,024,000 expires in 2002, $5,361,000 expires 2003, $6,383,000 expires in 2004, and $3,225,000 expires in
2005. No capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts. In addition, the High Yield Series elected to treat net realized capital losses of approximately $931,000 incurred in the six month period ended April 30, 1997, as having been incurred in the following year. The Insured Series and Intermediate Series utilized their capital loss carryforwards of approximately $631,000 and $338,000 respectively, to partially offset each Series' net taxable gains realized and recognized in the fiscal year ended April 30, 1997.

    Each Series may purchase debt securities (such as zero coupon bonds) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Series and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Series in a taxable year may not be represented by cash income, the Series may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

    Special rules will apply to futures contracts and options thereon in which the Series invest. See "Investment Objectives and Policies." These investments will generally constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of each Series' taxable year; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

    The Fund's hedging activities may be affected by the requirement under the Internal Revenue Code that less than 30% of the Fund's income be derived from securities, futures contracts and other instruments held for less than three months. From time to time, this requirement may cause the Fund to limit its acquisitions of futures contracts to those that will not expire for at least three months. At the present time, there is only a limited market for futures contracts on the municipal bond index that will not expire within three months. Therefore, to meet the 30%/three month requirement, the Fund may choose to use futures contracts based on fixed-income securities that will not expire within three months.

    Distributions of net capital gains are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Series have been held by the shareholders.

    If any net capital gains are retained by a Series for investment, requiring federal income taxes to be paid thereon by the Series, the Series will elect to treat these capital gains as having been distributed to shareholders. As a result, these amounts will be taxed to shareholders as long-term capital gains, and shareholders will be able to claim their proportionate share of the federal income taxes paid by the Series on the gains as a credit against their own federal income tax liabilities and will be entitled to increase the adjusted tax basis of their shares in that Series by the difference between their PRO RATA share of such gains and their tax credit.

    Distributions of taxable net investment income and net capital gains will be taxable as described above, whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the applicable Series of the Fund on the distribution date.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    Any short-term capital loss realized upon the sale or redemption of shares within six months (or such shorter period as may be established by Treasury regulations) from the date of purchase of such shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such tax-exempt dividend. Any loss realized upon the redemption of shares within 6 months from the date of purchase of the shares and following receipt of a long-term capital gain distribution will be treated as long-term capital loss to the extent of the long-term capital gain distribution.

    Interest on indebtedness and other expenses incurred by shareholders to purchase or carry shares of the Fund will generally not be deductible for federal income tax purposes under Section 265 of the Internal Revenue Code. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered to be used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

    Persons holding certain municipal obligations who are also "substantial users" (or persons related thereto) of facilities financed by such obligations may not exclude interest on such obligations from their gross income. No investigation as to the users of the facilities financed by municipal obligations in the portfolios of the Series has been made by the Fund. Potential investors should consult their tax advisers with respect to this matter before purchasing shares of the Fund.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain state and municipal obligations. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of state or municipal obligations for investment by each Series of the Fund and the value of portfolio securities held by the Series would be affected. In addition, each Series of the Fund would reevaluate its investment objective and policies.

    All distributions of taxable net investment income and net capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. In addition, each shareholder must disclose on his or her return the amount of tax-exempt dividends received from the Fund. Under federal income tax law, each Series of the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of such Series, except in the case of certain exempt shareholders. Further, all such distributions and proceeds from the redemption or exchange of shares may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the appropriate Series of the Fund with their taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

    Each Series is required under the Internal Revenue Code to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Series is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Series must distribute during the calendar year any undistributed ordinary income and undistributed capital gain net income from the prior year or the 12 month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, a Series will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Series pays income tax is treated as distributed.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for each Class of shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Z shares, since Class Z shares bear no distribution-related fee.

                            PERFORMANCE INFORMATION

    YIELD. Each Series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing a Series' net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

    The yield for the 30 days ended April 30, 1997 was 5.60%, 4.84% and 3.95% for Class A shares of the High Yield Series, Insured Series and Intermediate Series, respectively. The yield for the 30 days ended April 30, 1997 was 5.38%, 4.59% and 3.67% for Class B shares of the High Yield Series, Insured Series and Intermediate Series, respectively. The yield for the 30 days ended April 30, 1997 was 5.13%, 4.34% and 3.42% for Class C shares of the High Yield Series, Insured Series and Intermediate Series, respectively. The yield for the 30 days ended April 30, 1997 was 5.88%, 5.10% and 4.17% for Class Z shares of the High Yield Series, Insured Series and Intermediate Series, respectively.

    Each Series may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield will be determined by first computing the yield as discussed above. The Series will then determine what portion of that yield is attributable to securities, the income of which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus 39.6% (the assumed maximum tax rate for individual taxpayers not subject to alternative minimum tax) and then added to the portion of the yield that is attributable to other securities. For the 30 days ended April 30, 1997, the tax equivalent yield for the Class A shares of the High Yield Series, Insured Series and Intermediate Series was 9.27%, 8.01% and 6.54%, respectively. For the 30 days ended April 30, 1997, the tax equivalent yield for the Class B shares of the High Yield Series, Insured Series and Intermediate Series was 8.91%, 7.60% and 6.08%, respectively. For the 30 days ended April 30, 1997, the tax equivalent yield for the Class C shares of the High Yield Series, Insured Series and Intermediate Series was 8.49%, 7.19% and 5.66%, respectively. For the 30 days ended April 30, 1997, the tax equivalent yield for the Class Z shares of the High Yield Series, Insured Series and Intermediate Series was 9.74%, 8.44% and 6.90%, respectively.

    The following chart shows the tax-equivalent yield of an investment at varying rates:

                               A TAX-EXEMPT YIELD OF:
                    3.5%   4.0%   4.5%   5.0%   5.5%     6%   6.5%

        FEDERAL
        TAX RATE         IS EQUIVALENT TO A TAXABLE RATE OF:
             28 %  4.86%  5.56%  6.25%  6.94%  7.64%  8.33%  9.03%
             31 %  5.07%  5.80%  6.52%  7.25%  7.97%  8.70%  9.42%
            39.6%  5.79%  6.62%  7.45%  8.28%  9.11%  9.93%  10.76%

    Income earned on this portfolio could be subject to the federal alternative minimum tax. The above information is for illustrative purposes only and is not intended to imply actual performance.

    AVERAGE ANNUAL TOTAL RETURN. Each Series may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                         P(1+T) to the power of n = ERV
Where: P = a hypothetical initial payment of $1000.
       T = average annual total return.
       n = number of years.
       ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The average annual total return and subsidy/waiver adjusted average annual total return from the inception of the Class A shares (January 22, 1990) and for the one year and five year periods ended April 30, 1997 were as follows:

                                                                                  SUBSIDY/WAIVER
                                                                                     ADJUSTED
                                                                   ---------------------------------------------
                                       FIVE YEARS                                  FIVE YEARS
                                          ENDED      YEAR ENDED                       ENDED        YEAR ENDED
                           FROM         APRIL 30,     APRIL 30,        FROM         APRIL 30,       APRIL 30,
SERIES                   INCEPTION        1997          1997         INCEPTION        1997            1997
----------------------  -----------    -----------   -----------   -------------   -----------   ---------------
High Yield Series        7.0    %        6.6   %       4.8   %        7.0   %       6.5%             4.7   %
Insured Series           6.7    %        5.8   %       2.6   %        6.6   %       5.8%             2.5   %
Intermediate Series      6.0    %        5.1   %       0.7   %        5.9   %       5.1%             0.6   %

    The average annual total return and subsidy/waiver adjusted average annual total return from inception of the Class B shares (September 17, 1987), for the one and five year periods ended April 30, 1997 were as follows:

                                                                                 SUBSIDY/WAIVER
                                                                                    ADJUSTED
                                                                    -----------------------------------------
                                        FIVE YEARS                                  FIVE YEARS
                                           ENDED      YEAR ENDED                       ENDED      YEAR ENDED
                            FROM         APRIL 30,     APRIL 30,        FROM         APRIL 30,     APRIL 30,
SERIES                    INCEPTION        1997          1997         INCEPTION        1997          1997
----------------------  -------------   -----------   -----------   -------------   -----------   -----------
High Yield Series          8.1   %        6.6   %       2.7   %        8.0   %        6.6   %       2.6   %
Insured Series             7.5   %        5.9   %       0.3   %        7.4   %        5.8   %       0.2   %
Intermediate Series        6.6   %        5.1   %     (1.6)   %        6.3   %        5.1   %     (1.7)   %

    The average annual total return and subsidy/waiver adjusted average annual total return from inception of the Class C shares (August 1, 1994) and for the one year ended April 30, 1997 were as follows:

                                                            SUBSIDY/WAIVER
                                                               ADJUSTED
                                           YEAR       ---------------------------
                                           ENDED                      YEAR ENDED
                            FROM         APRIL 30,        FROM         APRIL 30,
SERIES                    INCEPTION        1997         INCEPTION        1997
----------------------  -------------   -----------   -------------   -----------
High Yield Series          6.3   %        6.4   %        6.2   %        6.3   %
Insured Series             5.4   %        4.1   %        5.4   %        4.0   %
Intermediate Series        4.0   %        2.2   %        4.0   %        2.1   %

    Due to the fact that Class Z shares have not been in operations for more than one full year, no average annual total returns are provided.

    AGGREGATE TOTAL RETURN. Each Series may also advertise its aggregate total return. Aggregate annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in a Series and is computed according to the following formula:

                                    ERV - P
                                    -------
                                       P
Where: P = a hypothetical initial payment of $1000.
       ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charge.

    The aggregate total return and subsidy/waiver adjusted aggregate total return from the inception of the Class A shares (January 22, 1990) and for the one year and five year periods ended April 30, 1997 were as follows:

                                                                                 SUBSIDY/WAIVER
                                                                                    ADJUSTED
                                                                  --------------------------------------------
                                        FIVE YEARS                                 FIVE YEARS
                                          ENDED      YEAR ENDED                       ENDED        YEAR ENDED
                            FROM        APRIL 30,    APRIL 30,        FROM          APRIL 30,      APRIL 30,
SERIES                    INCEPTION        1997         1997        INCEPTION         1997            1997
----------------------  -------------   ----------   ----------   -------------   -------------   ------------
High Yield Series         69.1   %      41.6   %      8.0   %       68.6   %        41.5   %        7.9   %
Insured Series            65.0   %      36.8   %      5.7   %       64.1   %        36.5   %        5.6   %
Intermediate Series       57.8   %      32.1   %      3.9   %       56.3   %        31.9   %        3.8   %

    The aggregate total return and subsidy/waiver adjusted aggregate total return from inception of the Class B shares (September 17, 1987) and for the five and one year periods ended April 30, 1997 were as follows:

                                                                                SUBSIDY/WAIVER
                                                                                   ADJUSTED
                                                                   -----------------------------------------
                                        FIVE YEARS                                 FIVE YEARS
                                           ENDED      YEAR ENDED                      ENDED      YEAR ENDED
                            FROM         APRIL 30,    APRIL 30,        FROM         APRIL 30,     APRIL 30,
SERIES                    INCEPTION        1997          1997        INCEPTION        1997          1997
----------------------  -------------   -----------   ----------   -------------   -----------   -----------
High Yield Series        111.4   %       38.8   %      7.7   %      109.6   %       38.7   %       7.6   %
Insured Series           100.7   %       34.1   %      5.3   %       98.3   %       33.8   %       5.2   %
Intermediate Series       84.6   %       29.4   %      3.4   %       78.5   %       29.1   %       3.3   %

    The aggregate total return and subsidy/waiver adjusted aggregate total return from inception of the Class C shares (August 1, 1994) and for the one year period ended April 30, 1997 were as follows:

                                                           SUBSIDY/WAIVER
                                                              ADJUSTED
                                                     ---------------------------
                                        YEAR ENDED                   YEAR ENDED
                            FROM        APRIL 30,        FROM         APRIL 30,
SERIES                    INCEPTION        1997        INCEPTION        1997
----------------------  -------------   ----------   -------------   -----------
High Yield Series         18.2   %       7.4   %       18.1   %        7.3   %
Insured Series            15.6   %       5.1   %       15.5   %        5.0   %
Intermediate Series       11.5   %       3.2   %       11.4   %        3.1   %

    The aggregate total return and subsidy/waiver adjusted aggregate total return from inception of the Class Z shares (September 16, 1996) through April 30, 1997 were as follows:

                                          SUBSIDY/
                                           WAIVER
                                          ADJUSTED
                                        -------------
                            FROM            FROM
SERIES                    INCEPTION       INCEPTION
----------------------  -------------   -------------
High Yield Series          4.4   %         4.4   %
Insured Series             2.9   %         2.9   %
Intermediate Series        2.5   %         2.5   %

    From time to time, the performance of the Series may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Performance
Comparison of
Different
Types of Investments
Over the Long Term
(1/192603/1997)
                            Long-Term Govt.
Common Stocks                         Bonds  Inflation
10.70%                                5.00%      3.10%

------------------------
(1)Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1997
           Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                        ORGANIZATION AND CAPITALIZATION

    The Fund is a Massachusetts business trust established under a Declaration of Trust dated November 3, 1986. The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between the two forms relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

    Massachusetts counsel for the Fund has advised the Fund that no personal liability with respect to contract obligations will attach to the shareholders under any undertaking containing such a provision when adequate notice of the provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities, shareholders may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability, shareholders will be entitled to reimbursement from the general assets of the appropriate Series of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the Fund.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as this liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the Fund property or the property of the appropriate Series of the Fund for satisfaction of claims arising in connection with the affairs of the Fund or of the particular Series of the Fund, respectively. With the exceptions stated, the Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

    The Fund does not intend to issue share certificates or hold annual meetings of shareholders.

    The Fund and all Series thereof shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by the Trustees by written notice to the shareholders.

    The authorized capital of the Fund consists of an unlimited number of shares of beneficial interest, $.01 par value, issued in three classes in separate Series. Each Series of the Fund, for federal income tax and Massachusetts state law purposes, will constitute a separate trust which will be governed by the provisions of the Declaration of Trust. All shares of any Series issued and outstanding will be fully paid and non-assessable by the Fund. Each share of each Series represents an equal proportionate interest in that Series with each other share of that Series. The assets of the Fund received for the issue or sale of the shares of each Series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors of that Series, are specially allocated to the Series and constitute the underlying assets of the Series. The underlying assets of each Series are segregated on the books of account and are to be charged with the liabilities in respect to the Series and with a share of the general liabilities of the Fund. Under no circumstances would the assets of a Series be used to meet liabilities that are not otherwise properly chargeable to it. Expenses with respect to any two or more Series are to be allocated in proportion to the asset value of the respective Series except where allocations of direct expenses can otherwise be fairly made. The officers of the Fund, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given Series or which are general or allocable to two or more Series. Upon redemption of shares of a Series of the Fund, the shareholder will receive proceeds solely of the assets of such Series. In the event of the dissolution or liquidation of the Fund, the holders of the shares of any Series are entitled to receive as a class the underlying assets of that Series available for distribution to shareholders.

    Shares of the Fund entitle their holders to one vote per share. Matters will be acted upon by the vote of the shareholders of each class of each Series separately, except to the extent otherwise provided in the Investment Company Act. A change in the investment objective or investment restrictions for a Series would be voted upon only by shareholders of the Series involved. In addition, approval of any investment advisory agreement is a matter to be determined separately by each Series. Approval by the shareholders of one Series is effective as to that Series whether or not enough votes are received from the shareholders of the other Series to approve the proposal as to those Series.

    Pursuant to the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of such series) and would be subject to the liabilities related thereto.

    Pursuant to the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment objective or investment restrictions related thereto. The Trustees have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually established account and a monthly inactive zero balance account fee of $20.00 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended April 30, 1997, the Fund incurred fees of approximately $653,000 ($370,500-High Yield Series, $252,100-Insured Series and $30,400-Intermediate Series) for the services of PMFS.

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                                                 PRUDENTIAL MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1997    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                MOODY'S                               PRINCIPAL
                                                                 RATING      INTEREST     MATURITY     AMOUNT          VALUE
DESCRIPTION (a)                                               (UNAUDITED)      RATE         DATE        (000)         (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--96.9%
---------------------------------------------------------------------------------------------------------------------------------
ALABAMA--0.5%
Ft. Payne Ind. Dev. Brd. Rev., Gametime Inc.                  NR               10.25%       8/01/09   $  4,119 (c) $    4,669,628
---------------------------------------------------------------------------------------------------------------------------------
ARIZONA--1.7%
Coconino Cnty. Pol. Ctrl. Corp. Rev.
   Tucson Elec. Pwr., Navajo A                                B2                7.125      10/01/32      5,000          5,097,000
   Tucson Elec. Pwr., Navajo B                                B2                7.00       10/01/32      1,700          1,728,781
Ft. Mojave Indian Tribe Wtr. & Swr. Rev.                      NR               10.25        9/01/19      3,000 (e)      1,500,000
Pima Cnty. Ind. Dev. Auth., Multifam. Mtge. Rev., La
   Cholla Proj.                                               NR                8.50        7/01/20      9,835          8,630,212
                                                                                                                   --------------
                                                                                                                       16,955,993
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--11.3%
California Hsg. Fin. Agcy. Rev., Home Mtge., Ser. G           Aa                8.15        8/01/19        885            916,763
Corona Ctfs. of Part., Vista Hosp. Sys. Inc., Ser. C          NR                8.375       7/01/11     10,000         10,729,400
Delano Ctfs. of Part., Regl. Med. Ctr., Ser. A                NR                9.25        1/01/22      6,735          7,534,781
Folsom Spec. Tax Dist. No. 2                                  NR                7.70       12/01/19      3,130          3,263,275
Long Beach Redev. Agcy. Hsg.,
   Multifam. Hsg. Rev., Pacific Court Apts., Issue B          NR                6.80        9/01/13      3,805 (e)      2,473,250
   Multifam. Hsg. Rev., Pacific Court Apts.                   NR                6.95        9/01/23      6,195 (e)      4,026,750
Los Angeles Regl. Arpts. Impvt. Corp., Cont. Air
   Sublease                                                   NR                9.25        8/01/24     10,345         12,241,342
Orange Cnty. Cmnty. Loc. Trans. Auth., Reg. Linked
   Savrs. & Ribs                                              Aa                6.20        2/14/11      7,000          7,384,720
Richmond Redev. Agcy. Rev., Multifam. Bridge Affordable
   Hsg.                                                       NR                7.50        9/01/23     10,000          9,632,700
Roseville Joint Union H.S. Dist.,
   Ser. B, F.G.I.C.                                           Aaa             Zero          8/01/09      1,740            895,004
   Ser. B, F.G.I.C.                                           Aaa             Zero          8/01/11      1,890            855,433
   Ser. B, F.G.I.C.                                           Aaa             Zero          8/01/14      2,220            825,085
Sacramento City Fin. Auth. Rev., Tax Alloc., M.B.I.A.         Aaa             Zero         11/01/15      5,695          1,956,005
Sacramento Cnty. Spec. Tax Rev.,
   Dist. No. 1, Elliot Ranch                                  NR                8.20        8/01/21      3,750          3,899,212
   Dist. No. 1, Laguna Creek Ranch                            NR                8.25       12/01/20      4,500          4,795,650
San Joaquin Hills Trans. Corr. Agcy.,
   Toll Rd. Rev.                                              NR              Zero          1/01/11     12,900          5,123,880
   Toll Rd. Rev.                                              NR              Zero          1/01/14      8,420          2,998,951
   Toll Rd. Rev.                                              NR              Zero          1/01/22     25,000          5,234,250
   Toll Rd. Rev.                                              NR              Zero          1/01/25     10,000          1,731,100
Santa Margarita/Dana Point Auth., Impvt. Dist.,
   Ser. A, M.B.I.A.                                           Aaa               7.25        8/01/13      1,990          2,336,439
   Ser. B, M.B.I.A.                                           Aaa               7.25        8/01/12      3,000          3,518,820

---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.     B-35

                                                 PRUDENTIAL MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1997    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                MOODY'S                               PRINCIPAL
                                                                 RATING      INTEREST     MATURITY     AMOUNT          VALUE
DESCRIPTION (a)                                               (UNAUDITED)      RATE         DATE        (000)         (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA (cont'd.)
So. California Pub. Pwr. Auth. Trans., Cap. Apprec.           Aa               Zero         7/01/14   $  8,500     $    3,200,845
So. San Francisco Redev. Agcy., Tax Alloc., Gateway
   Redev. Proj.                                               NR                7.60%       9/01/18      2,375          2,509,639
So. Tahoe Joint Pwrs. Fin.                                    NR                8.00       10/01/01      5,795          5,917,912
Turlock Irrigation Dist. Rev., Ser. A                         Aaa               6.25        1/01/12      5,000          5,389,450
Victor Valley Union H.S. Dist.,
   Gen. Oblig., M.B.I.A.                                      Aaa             Zero          9/01/12      3,605          1,522,536
   Gen. Oblig., M.B.I.A.                                      Aaa             Zero          9/01/14      4,740          1,753,279
   Gen. Oblig., M.B.I.A.                                      Aaa             Zero          9/01/16      3,990          1,291,363
                                                                                                                   --------------
                                                                                                                      113,957,834
---------------------------------------------------------------------------------------------------------------------------------
COLORADO--3.3%
Denver Urban Ren. Auth. Tax,
   Inc. Rev.                                                  NR                7.50        9/01/04      3,000          3,001,380
   Inc. Rev.                                                  NR                7.75        9/01/16      4,000          4,014,160
Eagle Cnty. Co., Lake Creek Affordable Hsg., Ser. A           NR                8.00       12/01/23     11,505         11,915,959
San Miguel Cnty., Mountain Vlge. Met. Dist.                   NR                8.10       12/01/11      3,200          3,540,928
Superior Met. Dist. No. 1, Wtr. & Swr.,
   Rev.                                                       NR                7.50       12/01/98      1,600          1,645,344
   Rev.                                                       NR                8.50       12/01/13      8,900          9,709,188
                                                                                                                   --------------
                                                                                                                       33,826,959
---------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT--0.9%
Connecticut St. Dev. Auth. Swr., Netco Waterbury Ltd.         NR                9.375       6/01/16      8,000          9,134,960
---------------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--0.9%
Dist. of Columbia Rev., Nat'l. Public Radio                   NR                7.625       1/01/18      8,800          9,302,920
---------------------------------------------------------------------------------------------------------------------------------
FLORIDA--4.5%
Crossings At Fleming Island Cmnty. Dev. Dist., Clay City      NR                8.25        5/01/16      7,860          8,353,765
Escambia Cnty. Hlth. Facs. Auth. Rev., Baptist Hosp.
   Ref., Ser. A                                               BBB+(b)           8.60       10/01/02      3,900          4,164,927
Florida Hsg. Fin. Agcy., Palm Aire Proj., Multifam.
   Mtge. Rev.                                                 NR               10.00        1/01/20      9,448 (e)      6,613,944
No. Springs Impvt. Dist. Wtr. Mgt.,
   Ser. A                                                     NR                8.20        5/01/24      1,960          2,087,419
   Ser. A                                                     NR                8.30        5/01/24      1,720          1,843,118
Orlando Util. Comm., Wtr. & Elec. Rev., Ser. D                Aa                6.75       10/01/17      2,000          2,282,920
Palm Beach Cnty. Hsg. Auth., Banyan Club Apts.                NR                7.75        3/01/23      4,530          4,855,209
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.     B-36

                                                 PRUDENTIAL MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1997    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                MOODY'S                               PRINCIPAL
                                                                 RATING      INTEREST     MATURITY     AMOUNT          VALUE
DESCRIPTION (a)                                               (UNAUDITED)      RATE         DATE        (000)         (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
FLORIDA (cont'd.)
Sarasota Hlth. Facs., Kobernick Hsg. Meadow Park Proj.        Aaa              10.00%       7/01/22   $  6,920 (c) $    8,542,117
Seminole Cnty. Ind. Dev. Auth. Rev., Fern Park                NR                9.25        4/01/12      5,990          6,373,420
                                                                                                                   --------------
                                                                                                                       45,116,839
---------------------------------------------------------------------------------------------------------------------------------
GEORGIA--3.2%
Atlanta Urban Res. Fin. Auth., Clark Atlanta Univ. Dorm.
   Proj.                                                      NR                9.25        6/01/10      4,440          5,078,694
Effingham Cnty. Dev. Auth., Ft. Howard Corp.                  B1                7.90       10/01/05     10,000         10,414,800
Fulton Cnty. Wtr. & Swr. Rev., F.G.I.C.                       Aaa               6.375       1/01/14      6,000          6,546,960
Rockdale Cnty. Dev. Auth., Solid Wste. Disp. Rev.             NR                7.50        1/01/26     10,100         10,435,926
                                                                                                                   --------------
                                                                                                                       32,476,380
---------------------------------------------------------------------------------------------------------------------------------
HAWAII--0.7%
Hawaii Cnty. Impvt. Dist. No. 17                              NR                9.50        8/01/11      6,790          6,790,000
---------------------------------------------------------------------------------------------------------------------------------
ILLINOIS--9.5%
Chicago Brd. Edl., Lease Ctfs., Ser. A, M.B.I.A.              Aaa               6.00        1/01/20     10,000         10,326,400
Chicago O'Hare Int'l. Arpt.,
   Amer. Airlines Proj., Ser. B                               Baa2              8.20       12/01/24      1,000          1,167,790
   United Airlines, Ser. B                                    Baa2              8.45        5/01/07      6,000          6,528,000
   United Airlines, Ser. B                                    Baa2              8.50        5/01/18      6,500          7,080,775
   United Airlines, Ser. B                                    Baa2              8.85        5/01/18      2,700          3,034,800
   United Airlines, Ser. B                                    Baa2              8.95        5/01/18      2,320          2,603,110
Chicago Pub. Bldg. Comm. Rev., Ser. A                         Aaa               7.00        1/01/20      6,530          7,493,501
Hennepin Ind. Dev. Rev., Exolon-Esk Co. Proj.                 NR                8.875       1/01/18      8,000          8,759,040
Illinois St. Hlth. Facs. Auth. Rev.,
   Adventist Living Ctr.                                      NR               11.00       12/01/15      2,245 (e)        202,010
   Beacon Hill Proj., Ser. A                                  NR                9.00        8/15/19      7,240          7,723,704
   Midwest Physician Group Ltd. Proj.                         BBB-(b)           8.10       11/15/14      3,135          3,437,966
   Midwest Physician Group Ltd. Proj.                         BBB-(b)           8.125      11/15/19      3,285          3,607,259
Illinois, Ser. K, A.M.B.A.C.                                  Aaa               6.25        1/01/13      6,825          7,320,085
Kane And De Kalb Cntys. Sch.,
   Dist. No. 301, Cap. Apprec. A.M.B.A.C.                     Aaa             Zero         12/01/11      3,360          1,465,565
   Dist. No. 301, Cap. Apprec. A.M.B.A.C.                     Aaa             Zero         12/01/13      4,065          1,557,098
Vlge. of Robbins, Cook Cnty. Robbins Res. Rec.                NR                8.375      10/15/16     19,000         19,775,580
Winnebago Cnty. Hsg. Auth., Park Tower Assoc., Sec. 8         NR                8.125       1/01/11      4,124          4,311,395
                                                                                                                   --------------
                                                                                                                       96,394,078
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.     B-37

                                                 PRUDENTIAL MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1997    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                MOODY'S                               PRINCIPAL
                                                                 RATING      INTEREST     MATURITY     AMOUNT          VALUE
DESCRIPTION (a)                                               (UNAUDITED)      RATE         DATE        (000)         (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
INDIANA--2.2%
Bluffton Econ. Dev. Rev., Kroger Co. Proj.                    Baa3              7.85%       8/01/15   $  7,500     $    8,335,725
Indianapolis Int'l. Arpt. Auth. Rev., Federal Express
   Corp. Proj.                                                Baa2              7.10        1/15/17      6,000          6,456,000
Wabash Econ. Dev. Rev. Bonds, Connell Ltd.                    NR                8.50       11/24/17      7,250          7,804,262
                                                                                                                   --------------
                                                                                                                       22,595,987
---------------------------------------------------------------------------------------------------------------------------------
IOWA--2.6%
City of Cedar Rapids Rev.,
   1st Mtge., Cottage Grove Place Proj.                       NR                9.00        7/01/18      9,375         10,199,156
   1st Mtge., Cottage Grove Place Proj.                       NR                9.00        7/01/25      4,435          4,796,808
Iowa St. Fin. Auth., Hlth. Care Facs. Rev., Mercy Hlth.
   Initiatives Proj.                                          NR                9.25        7/01/25     10,000         11,688,900
                                                                                                                   --------------
                                                                                                                       26,684,864
---------------------------------------------------------------------------------------------------------------------------------
KENTUCKY--0.8%
Kentucky St. Tpke. Auth. Rev., F.G.I.C.                       Aaa             Zero          1/01/10      8,250          4,113,120
Owensboro Elec. Lt. & Pwr. Rev.,
   Ser. B, A.M.B.A.C.                                         Aaa             Zero          1/01/14      5,000          1,937,150
   Ser. B, A.M.B.A.C.                                         Aaa             Zero          1/01/16      6,650          2,258,008
                                                                                                                   --------------
                                                                                                                        8,308,278
---------------------------------------------------------------------------------------------------------------------------------
LOUISIANA--3.4%
Hodge Util. Rev., Stone Container Corp.                       NR                9.00        3/01/10      7,000          7,453,670
New Orleans Home Mtge. Auth. Rev., Sngl. Fam. Mtge.,
   Ser. A, G.N.M.A.                                           Aaa               8.60       12/01/19      1,670          1,742,027
New Orleans Ind. Dev. Rev.                                    BB+(b)            8.75       10/01/19      3,600          4,095,288
New Orleans, Gen Oblig., Cap. Apprec., A.M.B.A.C.             Aaa             Zero          9/01/18      3,090            880,774
St. Charles Parish Poll. Ctrl. Rev.,
   Pwr. & Lt. Co.                                             Baa3              8.25        6/01/14     10,000         10,838,000
   Pwr. & Lt. Co., Ser. 1989                                  Baa3              8.00       12/01/14      3,500          3,816,435
West Feliciana Parish Poll. Ctrl. Rev., Gulf St. Util.
   Co. Proj.                                                  NR                9.00        5/01/15      5,250          5,806,657
                                                                                                                   --------------
                                                                                                                       34,632,851
---------------------------------------------------------------------------------------------------------------------------------
MARYLAND--1.9%
Anne Arundel Cnty. 1st Mtge. Rev., Pleasant Living Conv.      NR                8.50        7/01/13      3,325          3,536,669
Northeast Wste. Disp. Auth.,
   Sludge Comp. Fac.                                          NR                7.25        7/01/07      4,330          4,489,301
   Sludge Comp. Fac.                                          NR                8.50        7/01/07      3,200          3,371,008
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.     B-38

                                                 PRUDENTIAL MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1997    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                MOODY'S                               PRINCIPAL
                                                                 RATING      INTEREST     MATURITY     AMOUNT          VALUE
DESCRIPTION (a)                                               (UNAUDITED)      RATE         DATE        (000)         (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
MARYLAND (cont'd.)
Washington Sub. San. Dist.
   Ref., Gen. Const.                                          Aa1               6.00%       6/01/18   $  3,705     $    3,920,001
   Ref., Gen. Const.                                          Aa1               6.00        6/01/19      3,940          4,169,072
                                                                                                                   --------------
                                                                                                                       19,486,051
---------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--4.5%
Boston Ind. Dev. Fin. Auth. Ind. Rev., 1st Mtge.
   Springhouse Proj.                                          NR                9.25        7/01/15      8,000          8,665,600
Mass. Bay Trans. Auth., Gen. Trans. Sys., Ser. A,
   F.G.I.C.                                                   Aaa               7.00        3/01/21      7,500          8,805,375
Mass. St. Coll. Bldg. Proj. and Ref. Bonds                    A1                7.50        5/01/14      1,750          2,115,925
Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
   Cardinal Cushing Gen. Hosp.                                NR                8.875       7/01/18      7,500          8,106,450
   St. Josephs Hosp., Ser. C                                  NR                9.50       10/01/20      5,735 (c)      6,392,690
Mass. St. Ind. Fin. Agcy. Cont. Res., Ser. A                  NR                9.50        2/01/00      1,650          1,716,165
Mass. St. Ind. Fin. Agcy. Rev., Glenmeadow Proj.              NR                7.00        2/15/06      3,700          3,700,888
Randolph Hsg. Auth., Multifam. Hsg., Liberty Place Proj.
   A, Ser. A                                                  NR                9.00       12/01/21      5,955          6,161,817
                                                                                                                   --------------
                                                                                                                       45,664,910
---------------------------------------------------------------------------------------------------------------------------------
MICHIGAN--4.3%
Grand Rapids Dev. Auth.
   Cap. Apprec., M.B.I.A.                                     Aaa             Zero          6/01/10      3,000          1,445,160
   Cap. Apprec., M.B.I.A.                                     Aaa             Zero          6/01/11      3,160          1,429,774
   Cap. Apprec., M.B.I.A.                                     Aaa             Zero          6/01/12      3,000          1,273,710
Gratiot Cnty. Econ. Dev. Corp., Danley Die Proj. Connell
   L.P.                                                       NR                7.625       4/01/07      3,200          3,358,048
Holland Sch. Dist., Cap. Apprec., A.M.B.A.C.                  Aaa             Zero          5/01/17      2,950            911,255
Lowell Area Sch., F.G.I.C.                                    Aaa             Zero          5/01/14      5,000          1,872,700
Michigan St. Hosp. Fin. Auth. Rev., Saratoga Cmnty.
   Hosp.                                                      NR                8.75        6/01/10      6,345          7,089,268
Michigan Strategic Fund Ltd. Oblig. Rev., Great Lakes
   Pulp & Fibre Proj.                                         NR               10.25       12/01/16     20,000 (e)      9,399,800
Michigan Strategic Fund, Solid Wste. Disp., Gennese Pwr.
   Station                                                    NR                7.50        1/01/21     10,000         10,215,300
Wayne Cnty. Bldg. Auth., Ser. A                               Baa2              8.00        3/01/17      3,500 (c)      4,009,040
West Ottawa Sch. Dist.,
   F.G.I.C.                                                   Aaa             Zero          5/01/15      4,825          1,693,865
   F.G.I.C.                                                   Aaa             Zero          5/01/18      3,000            873,840
                                                                                                                   --------------
                                                                                                                       43,571,760
---------------------------------------------------------------------------------------------------------------------------------
MINNESOTA--0.4%
Minneapolis St. Paul Hsg. Fin. Brd., Multifam. Mtge.
   Rev., Riverside Plaza, G.N.M.A.                            AAA(b)            8.25       12/20/30      4,000          4,172,320
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.     B-39

                                                 PRUDENTIAL MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1997    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                MOODY'S                               PRINCIPAL
                                                                 RATING      INTEREST     MATURITY     AMOUNT          VALUE
DESCRIPTION (a)                                               (UNAUDITED)      RATE         DATE        (000)         (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI--1.8%
Claiborne Cnty. Poll. Ctrl. Rev.,
   Mid. So. Engy. Sys.                                        Ba1              9.875%      12/01/14   $  6,100     $    6,668,703
   Mid. So. Engy. Sys., Ser. A                                Ba1              9.50        12/01/13     10,350         11,279,223
                                                                                                                   --------------
                                                                                                                       17,947,926
---------------------------------------------------------------------------------------------------------------------------------
MISSOURI--2.2%
Sikeston Elec. Rev. Ref., M.B.I.A.                            Aaa              6.00         6/01/15      9,250          9,710,002
St. Louis Cnty. Ind. Dev. Auth. Rev.,
   Soemm Proj.                                                NR              10.25         7/01/08      1,635          1,638,761
   Soemm Proj.                                                NR              10.25         7/01/08        620            621,426
St. Louis Cnty. Reg. Conv. & Sports Comp., Ser. C             Aaa              7.90         8/15/21      8,820         10,179,074
                                                                                                                   --------------
                                                                                                                       22,149,263
---------------------------------------------------------------------------------------------------------------------------------
NEBRASKA--0.2%
Nebraska Invest. Fin. Auth., G.N.M.A., Sngl. Fam. Mtge.
   Rev.,
   Ser. I, M.B.I.A.                                           Aaa               8.125       8/15/38      1,940          2,018,473
---------------------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--1.4%
New Hampshire Higher Edl. & Hlth. Facs. Auth. Rev.,
   Antioch College                                            NR                7.875      12/01/22      5,405          5,849,345
   Havenwood/Heritage Heights                                 NR                9.75       12/01/19      7,595 (c)      8,725,288
                                                                                                                   --------------
                                                                                                                       14,574,633
---------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--6.4%
New Jersey Econ. Dev. Corp. Rev., Ref. Newark Arpt.
   Marriot Hotel                                              NR                7.00       10/01/14      3,800          3,917,876
New Jersey Hlthcare Facs., Fin. Auth. Rev.                    NR                8.00        7/01/27      5,000          4,983,850
New Jersey St. Econ. Dev. Auth. Rev., 1st Mtge.,
   Fellowship Vlge., Proj. A                                  NR                9.25        1/01/25     11,500         13,353,685
   Keswick Pines Proj.                                        NR                7.75        1/01/01      3,095          3,148,265
   New Jersey St. Ref., Ser. E                                Aa1               6.00        7/15/10     10,000         10,667,800
   New Jersey St. Tpke. Auth. Rev., Ser. C, M.B.I.A.          Aaa               6.50        1/01/16     11,000         12,149,830
   New Jersey St. Trans. Trust Fund Auth., Trans. Sys.,
      M.B.I.A.                                                Aaa               6.50        6/15/11     14,500         16,091,375
                                                                                                                   --------------
                                                                                                                       64,312,681
---------------------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.     B-40

                                                 PRUDENTIAL MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1997    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                MOODY'S                               PRINCIPAL
                                                                 RATING      INTEREST     MATURITY     AMOUNT          VALUE
DESCRIPTION (a)                                               (UNAUDITED)      RATE         DATE        (000)         (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
NEW YORK--4.7%
Met. Trans. Auth. Facs. Rev., Ser. N, F.G.I.C.                Aaa              Zero         7/01/13   $  8,340     $    3,403,721
New York City Ind. Dev. Agcy.,
   Amer. Airlines Inc.                                        Baa2              8.00%       7/01/20      3,320          3,510,269
   Mesorah Pub. Ltd.                                          NR               10.25        3/01/19      1,886          2,046,970
   Visy Paper Inc. Proj.                                      NR                7.95        1/01/28      9,500         10,199,390
New York City,
   Ser. F                                                     Baa1              5.875       8/01/24     10,500         10,026,135
   Ser. H                                                     Baa1              6.00        8/01/17      1,000            981,510
   Ser. I                                                     Baa1              6.25        4/15/27      5,000          4,979,700
New York Hosp. Rev., Newark Wayne Cmnty. Hosp. Inc.,
   Ser. A                                                     NR                7.60        9/01/15      2,425          2,348,176
New York St. Dorm. Auth. Rev., Colgate Univ., M.B.I.A.        Aaa               6.00        7/01/21      3,350          3,498,707
New York St. Engy. Res. & Dev. Auth. Rev., B.U.G. Co.,
   Ser. D, M.B.I.A.                                           Aaa               7.214       7/08/26      2,000 (d)      1,740,000
Port Auth. of New York & New Jersey, USAir LaGuardia
   Arpt.                                                      B3                9.125      12/01/15      4,000          4,513,480
                                                                                                                   --------------
                                                                                                                       47,248,058
---------------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA--1.2%
Mercer Cnty., Antelope Valley Station, A.M.B.A.C              Aaa               7.20        6/30/13     10,000         11,768,600
---------------------------------------------------------------------------------------------------------------------------------
OHIO--3.0%
Cleveland Pub. Pwr. Sys. Rev.,
   1st Mtge., M.B.I.A.                                        Aaa             Zero         11/15/12      1,000            421,300
   1st Mtge., M.B.I.A.                                        Aaa             Zero         11/15/13      1,500            592,965
   1st Mtge., Ser. A, M.B.I.A.                                Aaa             Zero         11/15/09      3,000          1,522,830
Mahoning Valley San. Dist. Wtr. Rev.                          NR                7.75        5/15/19      8,000          8,534,480
Montgomery Cnty. Hlthcare. Facs. Rev., Friendship Vlge.
   Dayton, Proj. B                                            NR                9.25        2/01/16      4,500          4,732,605
Ohio St. Solid Wste. Rev., Rep. Eng. Steels Inc.              NR                9.00        6/01/21      2,250          2,269,282
Ohio St. Wtr. Dev. Auth. Poll. Ctrl. Facs., 1st Mtge.,
   Toledo Edison                                              Ba2               8.00       10/01/23      5,500          5,944,400
Stark Cnty. Hlthcare. Facs. Rev., Rose Lane Inc. Proj.        NR                9.00       12/01/23      6,135          6,627,886
                                                                                                                   --------------
                                                                                                                       30,645,748
---------------------------------------------------------------------------------------------------------------------------------
OKLAHOMA--1.1%
Grand River Dam Auth. Rev., A.M.B.A.C.                        Aaa               6.25        6/01/11      7,500          8,153,700
Tulsa Ind. Dev. Auth., Univ. Tulsa, Ser. A, M.B.I.A.          Aaa               6.00       10/01/16      3,250          3,398,590
                                                                                                                   --------------
                                                                                                                       11,552,290
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.     B-41

                                                 PRUDENTIAL MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1997    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                MOODY'S                               PRINCIPAL
                                                                 RATING      INTEREST     MATURITY     AMOUNT          VALUE
DESCRIPTION (a)                                               (UNAUDITED)      RATE         DATE        (000)         (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--5.3%
Allegheny Cnty. Hosp. Rev., West Penn. Hosp. Hlth. Ctr.       NR                8.50%       1/01/20   $  2,800     $    3,036,796
Berks Cnty. Mun. Auth. Rev.,
   Adventist Living Ctrs. Proj.                               NR               11.00       12/01/15        367 (e)         33,072
   Alvernia Coll. Proj.                                       NR                7.75       11/15/16      5,240          5,593,857
Dauphin Cnty. Gen. Auth. Hosp. Rev., NW Med. Ctr. Proj.       BBB-(b)           8.625      10/15/13      6,605          7,515,631
Lancaster Cnty. Solid Wste. Mgmt., Res. Rec. Auth. Sys.
   Rev.,
   Ser. A                                                     A                 8.50       12/15/10      5,965          6,222,151
Pennsylvania Econ. Dev. Fin. Auth. Recyc. Rev.                NR                9.25        1/01/22      7,000          6,015,730
Philadelphia Auth., Ind. Dev. Rev.                            NR                7.75       12/01/17      5,000          5,332,650
Philadelphia Wtr. & Wstewtr. Auth. Rev.,
   M.B.I.A.                                                   Aaa               6.25        8/01/10      2,500          2,703,975
   M.B.I.A.                                                   Aaa               6.25        8/01/12      3,000          3,236,400
Somerset Cnty. Hosp. Auth. Rev.,
   Hlthcare 1st Mtge.                                         NR                8.40        6/01/09      2,415          2,617,111
   Hlthcare 1st Mtge.                                         NR                8.50        6/01/24      8,805          9,538,985
Wilkes Barre Gen. Mun. Auth. Coll. Rev., Misericordia
   Coll.,
   Ser. A                                                     NR                7.75       12/01/12      1,245          1,326,411
                                                                                                                   --------------
                                                                                                                       53,172,769
---------------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND--1.6%
Rhode Island Hsg. & Mtge. Fin. Corp., Homeownership
   Opport., Ser. 1A                                           Aa2               8.20       10/01/17      4,620          4,739,889
Rhode Island Redev. Agcy., Ser. A                             NR                8.00        9/01/24     10,750         11,194,512
                                                                                                                   --------------
                                                                                                                       15,934,401
---------------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--0.5%
So. Carolina St. Hsg. Fin. & Dev. Auth., Homeownership
   Mtge.                                                      Aa2               7.75        7/01/22      4,345          4,556,471
---------------------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA--0.5%
So. Dakota Econ. Dev. Fin. Auth., Dakota Park                 NR               10.25        1/01/19      5,000          5,291,400
---------------------------------------------------------------------------------------------------------------------------------
TENNESSEE--1.4%
Knox Cnty. Hlth. & Edl. Facs. Rev., Baptist Hlth. Hosp.       Aaa               8.50        4/15/04      5,905 (c)      6,440,584
Rutherford Cnty. Hlth. & Edl. Facs., Brd. 1st Mtge. Rev.      NR                9.50       12/01/19      7,300          8,013,502
                                                                                                                   --------------
                                                                                                                       14,454,086
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.     B-42

                                                 PRUDENTIAL MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1997    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                MOODY'S                               PRINCIPAL
                                                                 RATING      INTEREST     MATURITY     AMOUNT          VALUE
DESCRIPTION (a)                                               (UNAUDITED)      RATE         DATE        (000)         (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
TEXAS--3.4%
Beaumont Hsg. Fin. Corp., Sngl. Fam. Mtge. Rev.               A1                9.20%       3/01/12   $  1,575     $    1,748,691
Houston Arpt. Sys. Rev.                                       Ba2               6.125       7/15/27      5,200          4,961,268
Houston Wtr. & Swr. Sys. Rev., Ser. C, A.M.B.A.C.             Aaa             Zero         12/01/10      5,000          2,339,250
Keller Ind. Sch. Dist., Cap. Apprec. Ref., Ser. A,
   P.S.F.G.                                                   Aaa             Zero          8/15/17      4,075          1,235,133
New Braunfels Ind. Sch. Dist.,
   Cap. Apprec.                                               Aaa             Zero          2/01/08      2,365          1,318,251
   Cap. Apprec.                                               Aaa             Zero          2/01/09      2,365          1,234,317
   Cap. Apprec.                                               Aaa             Zero          2/01/12      2,365          1,021,822
   Cap. Apprec.                                               Aaa             Zero          2/01/13      1,365            552,907
Port Corpus Christi Ind. Dev. Corp., Valero Ref. & Mfg.
   Co.,
   Ser. A                                                     Baa3             10.25        6/01/17      1,300          1,345,799
Round Rock Ind. Sch. Dist., Gen. Oblig., M.B.I.A.             Aaa             Zero          8/15/11      4,385          1,958,516
San Antonio Elec. & Gas Rev., F.G.I.C.                        Aaa             Zero          2/01/09      5,000          2,609,550
   Ser. B, F.G.I.C.                                           Aaa             Zero          2/01/12      7,500          3,240,450
Tarrant Cnty. Hlth. Facs. Dev. Corp. Rev., Foundation
   Proj.                                                      NR               10.25        9/01/19      5,000          5,273,850
Texas Mun. Pwr. Agcy. Rev., M.B.I.A.                          Aaa             Zero          9/01/15     16,300          5,602,473
                                                                                                                   --------------
                                                                                                                       34,442,277
---------------------------------------------------------------------------------------------------------------------------------
VIRGINIA--1.5%
Norfolk Redev. & Hsg. Auth., Multifam. Rental Hsg. Fac.
   Rev.                                                       NR                5.25        9/01/26      6,000          6,014,100
Pittsylvania Cnty. Ind. Dev. Auth. Rev. Multitrade            NR                7.55        1/01/19      9,000          9,462,240
                                                                                                                   --------------
                                                                                                                       15,476,340
---------------------------------------------------------------------------------------------------------------------------------
WASHINGTON--2.9%
Bellevue Conv. Ctr. Auth.,
   King City, Oblig. Rev., M.B.I.A.                           Aaa             Zero          2/01/10        870            423,803
   King City, Oblig. Rev., M.B.I.A.                           Aaa             Zero          2/01/11      1,200            548,820
   King City, Oblig. Rev., M.B.I.A.                           Aaa             Zero          2/01/12      1,300            557,674
   King City, Oblig. Rev., M.B.I.A.                           Aaa             Zero          2/01/14      1,385            521,176
Chelan Cnty. Pub. Util., Dist. No. 1, Columbia River
   Rock, Hydro Elec. Sys. Rev.                                Aaa             Zero          6/01/15      7,585          2,622,134
Thurston Cnty. Sch. Dist. 333, F.G.I.C.                       Aaa             Zero         12/01/12      6,830          2,814,370
   Ser. B, F.G.I.C.                                           Aaa             Zero         12/01/11      6,415          2,817,981
Washington St. Ref., Ser R, 97A                               Aa              Zero          7/01/16      7,000          2,262,330
Washington St. Pub. Pwr. Supply Sys. Rev.,
   Nuclear Proj. No. 1, Ser. B                                Aa1               7.25        7/01/09      5,000          5,725,150
   Nuclear Proj. No. 3, M.B.I.A.                              Aaa             Zero          7/01/16     10,000          3,178,200
   Nuclear Proj. No. 3, M.B.I.A.                              Aaa             Zero          7/01/17      5,000          1,482,250
   Nuclear Proj. No. 3, Ser. B, M.B.I.A.                      Aaa               7.125       7/01/16      5,000          5,817,400
                                                                                                                   --------------
                                                                                                                       28,771,288
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.     B-43

                                                 PRUDENTIAL MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1997    HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                MOODY'S                               PRINCIPAL
                                                                 RATING      INTEREST     MATURITY     AMOUNT          VALUE
DESCRIPTION (a)                                               (UNAUDITED)      RATE         DATE        (000)         (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA--1.2%
So. Charleston Ind. Dev. Rev., Union Carbide Chem. &
   Plastics Co.                                               Baa2              8.00%       8/01/20   $  2,450     $    2,617,017
Weirton Poll. Ctrl. Rev., Weirton Steel Proj.                 B2                8.625      11/01/14      4,000          4,158,240
West Virginia St. Hsg. Dev. Fund Hsg. Fin., Ser. A            Aaa               7.95        5/01/17      2,655          2,686,329
West Virginia St. Pkwys. Econ. Dev. & Tourism Auth.,
   F.G.I.C.                                                   Aaa               7.555       5/16/19      3,250 (d)      3,107,812
                                                                                                                   --------------
                                                                                                                       12,569,398
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS--96.9%
(cost $949,207,738; Note 4)                                                                                           980,628,714
Other assets in excess of liabilities--3.1%                                                                            31,240,129
                                                                                                                   --------------
NET ASSETS--100%                                                                                                   $1,011,868,843
                                                                                                                   --------------
                                                                                                                   --------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation F.G.I.C.--Financial Guaranty Insurance Company
    G.N.M.A.--Government National Mortgage Association
    M.B.I.A.--Municipal Bond Insurance Association
    P.S.F.G.--Public School Fund Guaranty
(b) Standard & Poor's Rating.
(c) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Issuer in default of interest payment. Non-income producing security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-44

                                                 PRUDENTIAL MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES              HIGH YIELD SERIES
--------------------------------------------------------------------------------

ASSETS                                                                                                            APRIL 30, 1997
                                                                                                                  --------------
Investments, at value (cost $949,207,739)...................................................................      $  980,628,714
Interest receivable.........................................................................................          20,085,956
Receivable for investments sold.............................................................................          14,753,647
Receivable for Series shares sold...........................................................................           1,471,150
Other assets................................................................................................              17,758
                                                                                                                  --------------
   Total assets.............................................................................................       1,016,957,225
                                                                                                                  --------------
LIABILITIES
Bank overdraft..............................................................................................             848,399
Dividends payable...........................................................................................           1,689,491
Payable for Series shares reacquired........................................................................           1,659,863
Management fee payable......................................................................................             372,844
Distribution fee payable....................................................................................             305,461
Accrued expenses............................................................................................             212,324
                                                                                                                  --------------
   Total liabilities........................................................................................           5,088,382
                                                                                                                  --------------
NET ASSETS..................................................................................................      $1,011,868,843
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................      $      933,657
   Paid-in capital in excess of par.........................................................................         998,001,465
                                                                                                                  --------------
                                                                                                                     998,935,122
   Accumulated net realized loss on investments.............................................................         (18,487,254)
   Net unrealized appreciation of investments...............................................................          31,420,975
                                                                                                                  --------------
Net assets, April 30, 1997..................................................................................      $1,011,868,843
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($334,061,835 / 30,821,253 shares of beneficial interest issued and outstanding)......................              $10.84
   Maximum sales charge (3% of offering price)..............................................................                 .34
                                                                                                                  --------------
   Maximum offering price to public.........................................................................              $11.18
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($665,524,650 / 61,411,036 shares of beneficial interest issued and outstanding)......................              $10.84
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($9,562,939 / 882,442 shares of beneficial interest issued and outstanding)...........................              $10.84
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($2,719,419 / 251,085 shares of beneficial interest issued and outstanding)...........................              $10.83
                                                                                                                  --------------
                                                                                                                  --------------


--------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.     B-45

PRUDENTIAL MUNICIPAL BOND FUND
HIGH YIELD SERIES
STATEMENT OF OPERATIONS
------------------------------------------------------------

                                                  Year Ended
NET INVESTMENT INCOME                           April 30, 1997
Income
   Interest..................................    $ 72,933,887
                                                --------------
Expenses
   Management fee............................       5,129,335
   Distribution fee--Class A.................         294,940
   Distribution fee--Class B.................       3,626,526
   Distribution fee--Class C.................          60,452
   Transfer agent's fees and expenses........         479,000
   Reports to shareholders...................         196,000
   Custodian's fees and expenses.............         149,000
   Registration fees.........................          64,000
   Insurance expense.........................          29,000
   Legal fees and expenses...................          18,000
   Audit fee.................................          15,000
   Trustees' fees and expenses...............          15,000
   Miscellaneous.............................           8,448
                                                --------------
      Total expenses.........................      10,084,701
   Less: Management fee waiver...............        (514,371)
      Custodian fee credit...................          (4,554)
                                                --------------
      Net expenses...........................       9,565,776
                                                --------------
Net investment income........................      63,368,111
                                                --------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions...................      (5,055,767)
   Financial futures contract transactions...         783,950
                                                --------------
                                                   (4,271,817)
                                                --------------
Net change in unrealized appreciation of:
   Investments...............................      18,105,192
                                                --------------
Net gain on investments......................      13,833,375
                                                --------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS....................    $ 77,201,486
                                                --------------
                                                --------------

PRUDENTIAL MUNICIPAL BOND FUND
HIGH YIELD SERIES
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------

INCREASE (DECREASE)                    Year Ended April 30,
IN NET ASSETS                         1997              1996
Operations
   Net investment income.......  $   63,368,111    $   66,724,584
   Net realized gain (loss) on
      investment
      transactions.............      (4,271,817)        7,874,332
   Net change in unrealized
      appreciation
      (depreciation) of
      investments..............      18,105,192        (9,899,503)
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............      77,201,486        64,699,413
                                 --------------    --------------
Dividends and distributions
   (Note 1):
   Dividends from net
      investment income
      Class A..................     (18,998,681)      (10,686,945)
      Class B..................     (43,873,295)      (55,704,885)
      Class C..................        (467,478)         (332,754)
      Class Z..................         (28,657)               --
                                 --------------    --------------
                                    (63,368,111)      (66,724,584)
                                 --------------    --------------
   Distributions in excess of
      net investment income
      Class A..................         (39,610)          (21,756)
      Class B..................         (82,405)         (103,384)
      Class C..................            (965)             (746)
      Class Z..................             (28)               --
                                 --------------    --------------
                                       (123,008)         (125,886)
                                 --------------    --------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      subscribed...............     116,459,010       125,110,592
   Net asset value of shares
      issued in reinvestment of
      dividends................      28,109,609        30,125,436
   Cost of shares reacquired...    (175,001,590)     (177,927,248)
                                 --------------    --------------
   Net decrease in net assets
      from Series share
      transactions.............     (30,432,971)      (22,691,220)
                                 --------------    --------------
Total decrease.................     (16,722,604)      (24,842,277)
NET ASSETS
Beginning of year..............   1,028,591,447     1,053,433,724
                                 --------------    --------------
End of year....................  $1,011,868,843    $1,028,591,447
                                 --------------    --------------
                                 --------------    --------------

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-46

                                                 PRUDENTIAL MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1997    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 MOODY'S                               PRINCIPAL
                                                                  RATING      INTEREST     MATURITY     AMOUNT          VALUE
DESCRIPTION (a)                                                (UNAUDITED)      RATE         DATE        (000)         (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--95.6%
---------------------------------------------------------------------------------------------------------------------------------
ALABAMA--0.7%
Huntsville Solid Wste. Disp. Auth., F.G.I.C.                   Aaa               7.00%      10/01/08   $  2,000      $  2,147,500
Jefferson Cnty. Swr. Rev. Wste., Ser. D, F.G.I.C.              Aaa               5.75        2/01/22      1,200         1,187,376
                                                                                                                     ------------
                                                                                                                        3,334,876
---------------------------------------------------------------------------------------------------------------------------------
ALASKA--2.1%
Alaska St. Engy. Auth. Pwr. Rev., Bradley Lake Hydro, 1st
   Ser., A.M.B.A.C.                                            Aaa               7.25        7/01/16      2,000 (h)     2,142,160
Anchorage Hosp. Rev., Sisters of Providence, A.M.B.A.C.        Aaa               7.125      10/01/05      5,000         5,530,350
No. Slope Boro., Cap. Apprec., Ser. A, M.B.I.A.                Aaa             Zero          6/30/06      5,000         3,067,950
                                                                                                                     ------------
                                                                                                                       10,740,460
---------------------------------------------------------------------------------------------------------------------------------
ARIZONA--3.2%
Arizona St. Trans. Brd. Excise Tax Rev., Maricopa Cnty.
   Reg'l. Area Rd., A.M.B.A.C.                                 Aaa               5.60        7/01/03      6,950         7,179,698
Maricopa Cnty. Ind. Dev. Auth. Rev.,
   Hosp. Facs., John C. Lincoln Hosp., F.S.A.                  Aaa               7.00       12/01/00      2,265         2,439,065
   Hosp. Facs., John C. Lincoln Hosp., F.S.A.                  Aaa               7.50       12/01/13      1,045 (c)     1,160,734
   Hosp. Facs., John C. Lincoln Hosp., F.S.A.                  Aaa               7.50       12/01/13      1,205         1,317,065
Maricopa Cnty. Unified Sch. Dist. No. 69, Paradise
   Valley, Ser. E, F.G.I.C.                                    Aaa               6.80        7/01/12      3,700         4,221,478
                                                                                                                     ------------
                                                                                                                       16,318,040
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--11.6%
California St. Pub. Wks. Brd.,
   Comm. Coll. Proj., Ser. A, A.M.B.A.C.                       Aaa               5.625       3/01/16      2,000         1,973,560
   Dept. of Corrections, A.M.B.A.C.                            Aaa               5.75        1/01/12      2,000         2,017,280
California St., Gen. Oblig., F.G.I.C.                          Aaa               6.60        2/01/11      2,010         2,245,954
Contra Costa Wtr. Dist. Wtr. Rev., Ser. E, A.M.B.A.C.          Aaa               6.25       10/01/12      1,455         1,572,113
Inland Empire Solid Wste. Fin. Auth., Landfill Impvt.
   Fin., Proj. B, F.S.A.                                       Aaa               6.00        8/01/16      2,000         2,003,020
Los Angeles Cnty. Pub. Wks. Fin. Auth.,
   Lease Rev., M.B.I.A.                                        Aaa               5.20        9/01/09      6,500         6,404,190
   Lease Rev., M.B.I.A.                                        Aaa               5.25        9/01/13      5,000         4,772,700
Los Angeles Dept. Wtr. & Pwr. Elec. Plant Rev., F.G.I.C.       Aaa               4.75       11/15/19      6,400         5,460,352
Roseville Joint Union H.S. Dist., Ser. B, F.G.I.C.             Aaa             Zero          8/01/13      2,015           799,391

---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.     B-47

                                                 PRUDENTIAL MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1997    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 MOODY'S                               PRINCIPAL
                                                                  RATING      INTEREST     MATURITY     AMOUNT          VALUE
DESCRIPTION (a)                                                (UNAUDITED)      RATE         DATE        (000)         (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA (cont'd.)
San Diego Cnty. Wtr. Auth. Wtr. Rev., Ctfs. of Part.,
   F.G.I.C                                                     Aaa               7.24%       4/26/06   $  5,800 (d)  $  6,061,000
Santa Margarita/Dana Point Auth.,
   Impvt. Dist., M.B.I.A.                                      Aaa               7.25        8/01/10      2,180         2,557,314
   Impvt. Dist., M.B.I.A.                                      Aaa               7.25        8/01/11      1,750         2,051,158
So. Orange Cnty. Pub. Fin. Auth.,
   Foothill Area Proj., F.G.I.C                                Aaa               8.00        8/15/08      2,500 (h)     3,091,875
   Foothill Area Proj., F.G.I.C.                               Aaa               6.50        8/15/10      2,725         3,028,347
Univ. California Reg'l. Ref., Multi. Purp. Proj.,
   A.M.B.A.C.                                                  Aaa               4.75        9/01/16      9,075         7,880,095
Victor Valley Element. Sch. Dist.,
   Cap. Apprec., Ser. A, M.B.I.A.                              Aaa             Zero          6/01/17      3,550         1,093,364
   Cap. Apprec., Ser. A, M.B.I.A.                              Aaa             Zero          6/01/18      3,700         1,074,665
Victor Valley Union H.S. Dist.,
   Gen. Oblig., 1995 Elec., M.B.I.A.                           Aaa             Zero          9/01/10      2,635         1,264,800
   Gen. Oblig., 1995 Elec., M.B.I.A.                           Aaa             Zero          9/01/11      3,780         1,702,928
   Gen. Oblig., 1995 Elec., M.B.I.A.                           Aaa             Zero          9/01/13      4,450         1,757,082
                                                                                                                     ------------
                                                                                                                       58,811,188
---------------------------------------------------------------------------------------------------------------------------------
COLORADO--1.1%
Denver City & Cnty. Arpt. Rev., Ser. C, M.B.I.A.               Aaa               5.60       11/15/11      5,000         4,916,950
Jefferson Cnty. Sngl. Fam. Mtge. Rev., Ser. A, M.B.I.A.        Aaa               8.875      10/01/13        585           625,464
                                                                                                                     ------------
                                                                                                                        5,542,414
---------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT--1.0%
Connecticut St. Res. Rec. Auth., Mid. Connecticut Sys.,
   Ser. A, M.B.I.A.                                            Aaa               5.25       11/15/08      5,000         4,974,250
---------------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--4.8%
Dist. of Columbia Hosp. Rev. Medlantic Hlthcare Grp.,
   M.B.I.A.                                                    Aaa               5.875       8/15/19      3,500         3,475,990
   M.B.I.A.                                                    Aaa               5.75        8/15/26      3,000 (h)     2,921,010
Dist. of Columbia Met. Area Trans. Auth.,
   Gross Rev., F.G.I.C.                                        Aaa               6.00        7/01/09      2,400         2,553,504
   Gross Rev., F.G.I.C.                                        Aaa               6.00        7/01/10      1,500         1,591,185
Dist. of Columbia Ref., Ser. B, F.S.A.                         Aaa               5.50        6/01/10      7,565 (h)     7,419,525
Dist. of Columbia Rev., Ser. A, M.B.I.A.                       Aaa               6.50        6/01/10      6,000         6,524,940
                                                                                                                     ------------
                                                                                                                       24,486,154

---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.     B-48

                                                 PRUDENTIAL MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1997    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 MOODY'S                               PRINCIPAL
                                                                  RATING      INTEREST     MATURITY     AMOUNT          VALUE
DESCRIPTION (a)                                                (UNAUDITED)      RATE         DATE        (000)         (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
FLORIDA--9.9%
Brevard Hlth. Facs. Auth. Rev., Holmes Reg'l. Med. Ctr.,
   M.B.I.A.                                                    Aaa               5.60%      10/01/10   $  6,000 (h)  $  6,014,700
Dade Cnty. Edl. Facs. Auth. Rev. Ref., Ser. A, M.B.I.A.        Aaa               5.625       4/01/06      5,000         5,167,900
Dade Cnty. Res. Rec., Facs. Rev. Ref., A.M.B.A.C.              Aaa               5.10       10/01/04      3,355         3,344,633
Dade Cnty. Sch. Brd. Ctfs. of Part., Ser. B, A.M.B.A.C.        Aaa               5.70        8/01/16      5,475         5,461,750
Dade Cnty. Spec. Oblig., Ref., Ser. B, A.M.B.A.C.              Aaa               5.00       10/01/35      8,140         7,209,517
No. Broward Hosp. Dist. Rev., Ref. & Impvts., M.B.I.A.         Aaa               5.25        1/15/17      1,800         1,694,520
Orange Cnty. Hlth. Facs. Auth. Rev. Hosp., Orlando Reg'l.
   Hlthcare, Ser. A, M.B.I.A.                                  Aaa               6.25       10/01/07      3,160         3,413,590
Palm Beach Cnty. Solid Wste. Auth. Rev., Ref., Ser. A,
   A.M.B.A.C.                                                  Aaa               6.00       10/01/09      2,500         2,641,300
So. Miami Hlth. Facs. Auth.,
   Baptist Hlth. Sys. Oblig. Grp., M.B.I.A.                    Aaa               5.375      10/01/16      6,555         6,261,991
   Baptist Hlth. Sys. Oblig. Grp., M.B.I.A.                    Aaa               5.50       10/01/20      4,435         4,249,085
Tampa Occ. License Tax, Ser. B, F.G.I.C.                       Aaa               5.50       10/01/27      5,000         4,786,550
                                                                                                                     ------------
                                                                                                                       50,245,536
---------------------------------------------------------------------------------------------------------------------------------
GEORGIA--2.3%
Atlanta Arpt. Facs. Rev., A.M.B.A.C.                           Aaa               6.50        1/01/10      2,000         2,209,480
Georgia Mun. Elec. Auth., Pwr. Rev., M.B.I.A.                  Aaa               6.20        1/01/10      3,495 (e)     3,755,482
Mun. Elec. Auth., Proj. No. 1, A.M.B.A.C.                      Aaa               6.00        1/01/06      5,570         5,869,388
                                                                                                                     ------------
                                                                                                                       11,834,350
---------------------------------------------------------------------------------------------------------------------------------
ILLINOIS--2.3%
Chicago Midway Arpt. Rev., Ser. B, M.B.I.A.                    Aaa               5.75        1/01/22      2,400         2,326,032
Chicago O' Hare Int'l. Arpt. Rev., Pass. Facs. Chrg.,
   Ser. A, A.M.B.A.C.                                          Aaa               5.625       1/01/15      2,000         1,959,280
Onterie Ctr. Hsg. Fin. Corp. Mtge. Rev.,
   Ser. A, M.B.I.A.                                            Aaa               7.00        7/01/12      1,575         1,665,704
   Ser. A, M.B.I.A.                                            Aaa               7.05        7/01/27      5,400         5,680,962
                                                                                                                     ------------
                                                                                                                       11,631,978
---------------------------------------------------------------------------------------------------------------------------------
INDIANA--2.8%
Indiana Trans. Fin. Auth. Arpt. Facs., Lease Rev.,
   A.M.B.A.C.                                                  Aaa               5.00       11/01/14      5,005         4,630,626
Marion Cnty. Hosp. Auth. Facs. Rev., A.M.B.A.C.                Aaa               8.625      10/01/12      8,500 (c)(h)  9,440,780
                                                                                                                     ------------
                                                                                                                       14,071,406
---------------------------------------------------------------------------------------------------------------------------------
LOUISIANA--0.4%
New Orleans, Gen. Oblig., Cap. Apprec., A.M.B.A.C.             Aaa             Zero          9/01/09      4,000         2,021,360

---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.     B-49

                                                 PRUDENTIAL MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1997    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 MOODY'S                               PRINCIPAL
                                                                  RATING      INTEREST     MATURITY     AMOUNT          VALUE
DESCRIPTION (a)                                                (UNAUDITED)      RATE         DATE        (000)         (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
MARYLAND--0.1%
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev., Loyola
   College, Ser. A, M.B.I.A.                                   Aaa              5.375%      10/01/26    $   750      $    715,380
---------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--1.8%
Massachusetts Mun. Whsl. Elec. Co., Pwr. Supply Sys.
   Rev., M.B.I.A.                                              Aaa              4.75         7/01/10      2,000         1,823,800
Massachusetts St. Hlth. & Edl. Facs. Auth. Rev.,
   Baystate Med. Ctr., Ser. E, F.S.A.                          Aaa              6.00         7/01/26      2,475         2,482,747
   Mass. Gen. Hosp., Ser. F, A.M.B.A.C.                        Aaa              6.25         7/01/12      1,500         1,612,980
Massachusetts St. Wtr. Res. Auth., Ser. B, M.B.I.A.            Aaa              6.25        12/01/13      2,905         3,139,898
                                                                                                                     ------------
                                                                                                                        9,059,425
---------------------------------------------------------------------------------------------------------------------------------
MICHIGAN--3.5%
Detroit Swr. Disp. Rev., Ser. 1993A, F.G.I.C.                  Aaa               7.212       7/01/23      6,500 (d)(h)  5,931,250
Michigan St. Hosp. Fin. Auth. Rev.,
   Mid. Michigan Oblig., M.B.I.A.                              Aaa               7.50        6/01/15      2,350         2,546,460
   Sisters Of Mercy, M.B.I.A.                                  Aaa               5.25        8/15/21      1,650         1,502,457
Monroe Cnty. Poll. Ctrl. Rev., Detroit Edison Co., Proj.
   1, Ser. I, A.M.B.A.C.                                       Aaa               7.30        9/01/19      3,250         3,500,218
Saginaw Hosp. Fin. Auth., St. Luke's Hosp., Ser. C,
   M.B.I.A.                                                    Aaa               6.50        7/01/11      4,000         4,263,120
                                                                                                                     ------------
                                                                                                                       17,743,505
---------------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI--0.5%
Harrison Cnty. Wste. Wtr. Mgmt. Dist. Rev., Wste. Wtr.
   Treatmt., Facs. Auth., F.G.I.C.                             Aaa               6.50        2/01/06      2,400         2,567,424
---------------------------------------------------------------------------------------------------------------------------------
MISSOURI--0.3%
Missouri St. Hlth. & Edl. Facs. Auth. Rev., SSM
   Hlthcare., Ser. AA, M.B.I.A.                                Aaa               6.25        6/01/16      1,500         1,554,525
---------------------------------------------------------------------------------------------------------------------------------
MONTANA--0.4%
Forsyth Poll. Ctrl. Rev., Puget Sound Pwr. & Lt. Co.,
   1st. Mtge.,
   Ser. A, A.M.B.A.C.                                          Aaa               7.05        8/01/21      2,000         2,169,080

---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.     B-50

                                                 PRUDENTIAL MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1997    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 MOODY'S                               PRINCIPAL
                                                                  RATING      INTEREST     MATURITY     AMOUNT          VALUE
DESCRIPTION (a)                                                (UNAUDITED)      RATE         DATE        (000)         (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--6.2%
Jersey City Swr. Auth.,
   A.M.B.A.C.                                                  Aaa               6.00%       1/01/10   $  2,585      $  2,737,954
   A.M.B.A.C.                                                  Aaa               6.25        1/01/14      4,255         4,575,785
New Jersey Econ. Dev. Auth.,
   Mkt. Trans. Facs. Rev., M.B.I.A.                            Aaa               5.875       7/01/11      9,990        10,256,034
   Mkt. Trans. Facs. Rev., Sr. Lien, M.B.I.A.                  Aaa               5.80        7/01/09      3,340         3,426,105
New Jersey St. Tpke. Auth. Rev., Ser. A, A.M.B.A.C.            Aaa               5.80        1/01/02      5,000         5,181,200
Salem Cnty. Ind. Poll. Fin. Auth. Rev., M.B.I.A.               Aaa               6.20        8/01/30      5,000         5,177,300
                                                                                                                     ------------
                                                                                                                       31,354,378
---------------------------------------------------------------------------------------------------------------------------------
NEW MEXICO--0.9%
Santa Fe Util. Rev., Ser. A, A.M.B.A.C.                        Aaa               8.00        6/01/07      3,695         4,482,626
---------------------------------------------------------------------------------------------------------------------------------
NEW YORK--10.9%
Erie Cnty. Wtr. Auth. Rev., A.M.B.A.C.                         Aaa             Zero         12/01/17        770           176,484
Hempstead Ind. Dev. Agcy. Res., Rec. Rev., M.B.I.A.            Aaa               5.00       12/01/09      5,000         4,805,550
Islip Res. Rec., Ser. B, A.M.B.A.C.                            Aaa               7.20        7/01/10      1,750         2,018,853
Met. Trans. Auth. Trans. Facs. Rev., F.S.A.                    Aaa               5.75        7/01/11      5,000         5,052,950
New York City,
   Ser. B, F.G.I.C.                                            Aaa               5.875       8/15/12      7,000         7,111,930
   Ser. D, M.B.I.A.                                            Aaa               6.20        2/01/07      8,520         9,070,562
   Ser. G, M.B.I.A.                                            Aaa               5.75        2/01/14      3,000         2,980,590
New York St. Dorm. Auth. Rev., Montefiore Med. Ctr.,
   A.M.B.A.C.                                                  Aaa               6.00        8/01/08      3,400         3,596,486
New York St. Envir. Facs. Corp.,
   Poll. Ctrl. Rev.                                            Aaa               5.70        7/15/12      3,375         3,412,429
   Poll. Ctrl. Rev.                                            Aaa               5.75        7/15/13      1,060         1,071,723
   Poll. Ctrl. Rev.                                            Aaa               5.80        7/15/14      3,755         3,801,224
Port Auth. New York & New Jersey Cons., Ser. 99, F.G.I.C.      Aaa               5.90       11/01/11      7,665         7,855,782
Port Auth. New York & New Jersey Spec. Oblig. Rev., JFK
   Int'l. Arpt. Term. No. 6, M.B.I.A.                          Aaa               5.75       12/01/25      4,750 (g)     4,623,270
                                                                                                                     ------------
                                                                                                                       55,577,833
---------------------------------------------------------------------------------------------------------------------------------
OHIO--0.8%
Franklin Cnty. Children's Hosp. Proj., M.B.I.A.                Aaa               5.875      11/01/25      1,000         1,002,720
Hamilton Cnty. Swr. Sys. Rev. & Impvt., Ser. A, F.G.I.C.       Aaa               5.50       12/01/17      3,000         2,924,130
                                                                                                                     ------------
                                                                                                                        3,926,850

---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.     B-51

                                                 PRUDENTIAL MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1997    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 MOODY'S                               PRINCIPAL
                                                                  RATING      INTEREST     MATURITY     AMOUNT          VALUE
DESCRIPTION (a)                                                (UNAUDITED)      RATE         DATE        (000)         (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
OKLAHOMA--1.3%
Grand Rvr. Dam Auth., A.M.B.A.C.                               Aaa               6.25%       6/01/11   $  6,000      $  6,522,960
---------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--2.0%
No. Umberland Cnty. Lease Auth. Rev., Correctional Facs.,
   M.B.I.A.                                                    Aaa             Zero         10/15/10      7,500         3,575,850
Pennsylvania St. Ind. Dev. Auth. Rev., Econ. Dev.,
   A.M.B.A.C.                                                  Aaa               6.00        7/01/06      3,000         3,184,260
Philadelphia Mun. Auth. Rev., Criminal Justice Ctr., Ser.
   A, M.B.I.A.                                                 Aaa               6.90       11/15/03      3,000         3,305,220
                                                                                                                     ------------
                                                                                                                       10,065,330
---------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO--4.8%
Puerto Rico Gen. Oblig.,
   M.B.I.A.                                                    Aaa               5.50        7/01/01      7,450         7,669,924
   M.B.I.A.                                                    Aaa               6.25        7/01/13      1,250         1,357,863
   Pub. Impvt., Ser. B, A.M.B.A.C.                             Aaa               5.50        7/01/03      5,700         5,873,679
Puerto Rico Pub. Bldgs. Auth. Rev., Gov't. Facs., Ser. A,
   A.M.B.A.C.                                                  Aaa               6.25        7/01/13      1,700         1,846,693
Puerto Rico Tel. Auth. Rev.,
   Ser. I, M.B.I.A.                                            Aaa               6.667       1/25/07      4,100 (d)     4,115,375
   Ser. I, M.B.I.A.                                            Aaa               6.56        1/16/15      3,800 (d)     3,581,500
                                                                                                                     ------------
                                                                                                                       24,445,034
---------------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND--0.5%
Rhode Island St. Hlth. & Edl. Bldg. Corp., Rev., M.B.I.A.      Aaa               5.625       6/01/26      2,500         2,401,450
---------------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--0.7%
So. Carolina Pub. Serv. Auth. Rev., Ser. A, A.M.B.A.C.         Aaa               6.25        1/01/03      3,390         3,601,807
---------------------------------------------------------------------------------------------------------------------------------
TENNESSEE--1.0%
Metro. Gov't. Nashville & Davidson Cnty. Wtr. & Swr.
   Rev., A.M.B.A.C.                                            Aaa               8.124       1/01/22      5,000 (c)     5,056,250
---------------------------------------------------------------------------------------------------------------------------------
TEXAS--10.3%
Austin Comb. Util. Sys. Rev., Ser. A, M.B.I.A.                 Aaa               4.875      11/15/10      5,500         5,134,745
Austin Util. Sys. Rev., M.B.I.A.                               Aaa             Zero          5/15/03      8,000         5,918,720
Bexar Cnty. Hlth. Facs. Dev. Corp. Rev., F.S.A.                Aaa               6.10       11/15/23     12,230        12,362,207
Brazos Rvr. Auth. Rev., Houston Lt. & Pwr., Ser. B, 1st.
   Mtge, F.G.I.C.                                              Aaa               7.20       12/01/18      1,000         1,074,340
Houston Arpt. Sys. Rev.                                        Aaa               7.20        7/01/13      3,900         4,462,575

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-52

                                                 PRUDENTIAL MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1997    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 MOODY'S                               PRINCIPAL
                                                                  RATING      INTEREST     MATURITY     AMOUNT          VALUE
DESCRIPTION (a)                                                (UNAUDITED)      RATE         DATE        (000)         (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
TEXAS (cont'd.)
Houston Arpt. Sys. Rev., Spec. Facs. People Mover, Ser.
   A, F.S.A.                                                   Aaa               6.00%       7/15/05   $  3,255      $  3,395,974
Keller Ind. Sch. Dist., P.S.F.G.                               Aaa             Zero          8/15/15      4,945         1,704,047
New Braunfels Ind. Sch. Dist., Gen. Oblig., P.S.F.G            Aaa             Zero          2/01/07      2,000         1,188,300
Round Rock Ind. Sch. Dist., Gen. Oblig., M.B.I.A.              Aaa             Zero          8/15/11      4,300         1,920,552
San Antonio Hotel Occ. Rev., Henry B. Gonzalez Conv.,
   F.G.I.C.                                                    Aaa               5.70        8/15/26      2,100         2,064,552
Texas St. Mun. Pwr. Agcy. Rev.,
   M.B.I.A.                                                    Aaa             Zero          9/01/13     12,300         4,818,279
   M.B.I.A.                                                    Aaa             Zero          9/01/14     10,000         3,667,800
Texas St. Pub. Fin. Auth. Bldg. Rev., M.B.I.A.                 Aaa             Zero          2/01/14      6,900         2,617,653
Texas Wtr. Res. Fin. Auth. Rev., A.M.B.A.C.                    Aaa               7.50        8/15/13      1,985         2,106,442
                                                                                                                     ------------
                                                                                                                       52,436,186
---------------------------------------------------------------------------------------------------------------------------------
VIRGINIA--2.9%
Chesapeake Bay Brdg. & Tunn. Comm., Dist. Rev., F.G.I.C.       Aaa               5.875       7/01/10      5,000         5,165,750
Riverside Reg'l. Jail Auth. Rev., M.B.I.A.                     Aaa               6.00        7/01/25      6,750         6,846,795
Virginia Beach Hosp. Facs. Rev.,
   1st Mtge., A.M.B.A.C.                                       Aaa               6.00        2/15/10      1,220         1,288,027
   1st Mtge., A.M.B.A.C.                                       Aaa               6.00        2/15/13      1,455         1,523,123
                                                                                                                     ------------
                                                                                                                       14,823,695
---------------------------------------------------------------------------------------------------------------------------------
WASHINGTON--4.5%
Clark Cnty. Pub. Util. Dist., F.G.I.C.                         Aaa               6.00        1/01/08      3,000         3,169,200
Washington St. Hlthcare Facs. Auth. Rev., Yakima Valley
   Memorial Hosp. Assoc.                                       AAA(b)            5.25       12/01/20      2,500         2,288,400
Washington St. Pub. Pwr. Supply Sys.,
   Nuclear Proj. No. 1, Ser. A, M.B.I.A.                       Aaa               5.75        7/01/10      7,000         7,051,030
   Nuclear Proj. No. 2, Ser. A, M.B.I.A.                       Aaa             Zero          7/01/11      5,210         2,311,000
   Nuclear Proj. No. 2, Ser. B, F.G.I.C.                       Aaa               7.25        7/01/03      3,000         3,266,010
   Nuclear Proj. No. 3, Ser. B, F.G.I.C.                       Aaa               7.00        7/01/05      2,000         2,144,600
   Nuclear Proj. No. 3, Ser. B, F.G.I.C.                       Aaa             Zero          7/01/08      4,500         2,425,635
                                                                                                                     ------------
                                                                                                                       22,655,875
                                                                                                                     ------------
Total long-term investments (cost $475,346,078)                                                                       485,171,625
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--3.2%
---------------------------------------------------------------------------------------------------------------------------------
NEVADA--0.6%
Washoe Cnty. Wtr. Facs. Rev., Sierra Pac. Pwr. Co., Ser.
   90, F.R.D.D.                                                P1                4.10        5/01/97      2,800         2,800,000

---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.     B-53

                                                 PRUDENTIAL MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1997    INSURED SERIES
--------------------------------------------------------------------------------

                                                                 MOODY'S                               PRINCIPAL
                                                                  RATING      INTEREST     MATURITY     AMOUNT          VALUE
DESCRIPTION (a)                                                (UNAUDITED)      RATE         DATE        (000)         (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
TEXAS--1.2%
Brazos Rvr. Auth., Tx. Utils. Elec. Co., Ser. 96A,
   F.R.D.D.                                                    VMIG1             4.10%       5/01/97   $  1,300      $  1,300,000
Gulf Coast Ind. Dev. Auth., CITGO Petroleum, Ser. 95,
   F.R.D.D.                                                    VMIG1             4.15        5/01/97      4,800         4,800,000
                                                                                                                     ------------
                                                                                                                        6,100,000
---------------------------------------------------------------------------------------------------------------------------------
VIRGINIA--1.4%
King George Cnty. Ind. Dev. Auth.,
   Birchwood Pwr. Proj., Ser. 94A, F.R.D.D.                    A1+(b)            4.15        5/01/97      4,050         4,050,000
   Birchwood Pwr. Proj., Ser. 94B, F.R.D.D.                    A1+(b)            4.15        5/01/97      3,200         3,200,000
                                                                                                                     ------------
                                                                                                                        7,250,000
                                                                                                                     ------------
Total short-term investments (cost $16,150,000)                                                                        16,150,000
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS--98.8%
(cost $491,496,078; Note 4)                                                                                           501,321,625
Other assets in excess of liabilities--1.2%                                                                             5,996,793
                                                                                                                     ------------
NET ASSETS--100%                                                                                                     $507,318,418
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation
     F.G.I.C.--Financial Guaranty Insurance Company
     F.R.D.D.--Floating Rate (Daily) Demand Note(f)
     F.S.A.--Financial Security Assurance
     M.B.I.A.--Municipal Bond Insurance Association
     P.S.F.G.--Public School Fund Guaranty

 (b) Standard & Poor's rating.
 (c) Prerefunded issues are secured by escrowed cash and direct U.S.
     guaranteed obligations.
 (d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
 (e) Principal amount pledged as initial margin on financial futures contracts.
 (f) The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 (g) When-issued security.
 (h) Segregated as collateral for when-issued security.

The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-54

                                                 PRUDENTIAL MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES              INSURED SERIES
--------------------------------------------------------------------------------

ASSETS                                                                                                            APRIL 30, 1997
                                                                                                                  --------------
Investments, at value (cost $491,496,078)...................................................................       $501,321,625
Cash........................................................................................................             49,165
Interest receivable.........................................................................................          7,089,171
Receivable for investments sold.............................................................................          5,401,394
Receivable for Series shares sold...........................................................................             99,460
Other assets................................................................................................              9,995
                                                                                                                  --------------
   Total assets.............................................................................................        513,970,810
                                                                                                                  --------------
LIABILITIES
Payable for investments purchased...........................................................................          4,655,893
Dividends payable...........................................................................................            676,849
Payable for Series shares reacquired........................................................................            520,587
Accrued expenses............................................................................................            289,470
Management fee payable......................................................................................            189,854
Due to broker - variation margin............................................................................            178,749
Distribution fee payable....................................................................................            140,990
                                                                                                                  --------------
   Total liabilities........................................................................................          6,652,392
                                                                                                                  --------------
NET ASSETS..................................................................................................       $507,318,418
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................       $    465,017
   Paid-in capital in excess of par.........................................................................        491,427,700
                                                                                                                  --------------
                                                                                                                    491,892,717
   Accumulated net realized gain on investments.............................................................          5,791,841
   Net unrealized appreciation of investments...............................................................          9,633,860
                                                                                                                  --------------
Net assets, April 30, 1997..................................................................................       $507,318,418
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($208,410,644 / 19,114,835 shares of beneficial interest issued and outstanding)......................             $10.90
   Maximum sales charge (3.0% of offering price)............................................................                .34
                                                                                                                  --------------
   Maximum offering price to public.........................................................................             $11.24
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($298,004,619 / 27,304,141 shares of beneficial interest issued and outstanding)......................             $10.91
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($888,071 / 81,368 shares of beneficial interest issued and outstanding)..............................             $10.91
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($15,084 / 1,383 shares of beneficial interest issued and outstanding)................................             $10.91
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.     B-55

PRUDENTIAL MUNICIPAL BOND FUND
INSURED SERIES
STATEMENT OF OPERATIONS
------------------------------------------------------------

                                                  YEAR ENDED
NET INVESTMENT INCOME                           APRIL 30, 1997
Income
   Interest..................................    $ 31,173,544
                                                --------------
Expenses
   Management fee............................       2,771,203
   Distribution fee--Class A.................         187,371
   Distribution fee--Class B.................       1,829,455
   Distribution fee--Class C.................           7,299
   Transfer agent's fees and expenses........         359,000
   Reports to shareholders...................         149,000
   Custodian's fees and expenses.............          96,000
   Registration fees.........................          81,000
   Insurance expense.........................          16,000
   Audit fee.................................          15,000
   Trustees' fees and expenses...............          15,000
   Legal fees and expenses...................          11,000
   Miscellaneous.............................           4,952
                                                --------------
      Total expenses.........................       5,542,280
   Less: Management fee waiver...............        (277,120)
      Custodian fee credit...................          (3,508)
                                                --------------
      Net expenses...........................       5,261,652
                                                --------------
Net investment income........................      25,911,892
                                                --------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions...................      13,420,738
   Financial futures contract transactions...      (1,289,716)
                                                --------------
                                                   12,131,022
                                                --------------
Net change in unrealized
   depreciation on:
   Investments...............................      (7,246,767)
   Financial futures contracts...............        (466,687)
                                                --------------
                                                   (7,713,454)
                                                --------------
Net gain on investments......................       4,417,568
                                                --------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS....................    $ 30,329,460
                                                --------------
                                                --------------

PRUDENTIAL MUNICIPAL BOND FUND
INSURED SERIES
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------

INCREASE (DECREASE)                    YEAR ENDED APRIL 30,
IN NET ASSETS                         1997              1996
Operations
   Net investment income........  $  25,911,892    $  30,538,085
   Net realized gain on
      investment transactions...     12,131,022       14,627,600
   Net change in unrealized
      depreciation of
      investments...............     (7,713,454)      (6,381,895)
                                  -------------    -------------
   Net increase in net assets
      resulting from
      operations................     30,329,460       38,783,790
                                  -------------    -------------
Dividends and distributions
   (Note 1):
   Dividends from net investment
      income
      Class A...................     (9,267,489)      (5,328,224)
      Class B...................    (16,602,381)     (25,172,135)
      Class C...................        (41,775)         (37,726)
      Class Z...................           (247)              --
                                  -------------    -------------
                                    (25,911,892)     (30,538,085)
                                  -------------    -------------
   Dividends in excess of net
      investment income
      Class A...................       (117,523)         (34,680)
      Class B...................       (180,111)        (153,181)
      Class C...................           (467)            (265)
      Class Z...................             --               --
                                  -------------    -------------
                                       (298,101)        (188,126)
                                  -------------    -------------
   Distributions from net
      capital gains
      Class A...................     (2,135,002)              --
      Class B...................     (3,272,015)              --
      Class C...................         (8,473)              --
      Class Z...................             (2)              --
                                  -------------    -------------
                                     (5,415,492)              --
                                  -------------    -------------
Series share transactions (net
   of
   share conversions) (Note 5):
   Net proceeds from shares
      subscribed................    201,450,948       50,187,534
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions.............     17,841,830       17,105,830
   Cost of shares reacquired....   (294,754,828)    (135,247,446)
                                  -------------    -------------
   Net decrease in net assets
      from Series share
      transactions..............    (75,462,050)     (67,954,082)
                                  -------------    -------------
Total decrease..................    (76,758,075)     (59,896,503)
NET ASSETS
Beginning of year...............    584,076,493      643,972,996
                                  -------------    -------------
End of year.....................  $ 507,318,418    $ 584,076,493
                                  -------------    -------------
                                  -------------    -------------

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-56

                                                 PRUDENTIAL MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1997    INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                   MOODY'S                               PRINCIPAL
                                                                    RATING      INTEREST     MATURITY     AMOUNT         VALUE
DESCRIPTION (a)                                                  (UNAUDITED)      RATE         DATE        (000)       (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.6%
---------------------------------------------------------------------------------------------------------------------------------
ALASKA--4.6%
Alaska Ind. Dev. & Expt. Auth., Revolving Loan Fund             A(b)              5.40%       4/01/01   $  1,000     $  1,003,380
No. Slope Boro., Gen. Oblig., Ser. C                            Baa1              8.35        6/30/98      1,000        1,045,640
                                                                                                                     ------------
                                                                                                                        2,049,020
---------------------------------------------------------------------------------------------------------------------------------
ARIZONA--2.3%
Pima Cnty. Ind. Dev. Auth., Ref. Insrd. Hlthpart., Ser. A,
   M.B.I.A.                                                     Aaa               5.125       4/01/05      1,000        1,000,280
---------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT--2.5%
Conn. Spec. Tax Oblig. Rev., Ser. A                             A1(b)             7.00        6/01/03      1,000 (c)    1,089,710
---------------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--1.6%
Dist. of Columbia Rev., America Geophysical Union, Ser.
   199                                                          BBB-(b)           5.50        9/01/03        700          695,149
---------------------------------------------------------------------------------------------------------------------------------
FLORIDA--5.7%
Dade Cnty. Pub. Facs. Rev., Jackson Mem. Hosp., Ser. A,
   M.B.I.A.                                                     Aaa               4.75        6/01/08      1,000          944,670
Dade Cnty. Sch. Dist., Gen. Oblig., M.B.I.A.                    Aaa               6.00        7/15/06      1,500        1,599,225
                                                                                                                     ------------
                                                                                                                        2,543,895
---------------------------------------------------------------------------------------------------------------------------------
GEORGIA--2.5%
Burke Cnty. Dev. Auth., Oglethorpe Pwr. Co., M.B.I.A.           Aaa               7.50        1/01/03      1,000        1,090,040
---------------------------------------------------------------------------------------------------------------------------------
ILLINOIS--1.0%
Illinois Hlth. Facs. Auth. Rev., Edward Hosp., Ser. A           A(b)              5.75        2/15/09        450          440,541
---------------------------------------------------------------------------------------------------------------------------------
MARYLAND--2.3%
Maryland St. Stadium Auth. Lease Rev., Conv. Ctr.
   Expansion, A.M.B.A.C.                                        Aaa               5.375      12/15/00      1,000        1,023,870
---------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--2.2%
Mass. St. Spec. Oblig. Rev., Ser. A, A.M.B.A.C.                 Aaa               5.25        6/01/09      1,000          992,010


---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.     B-57

                                                 PRUDENTIAL MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1997    INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                   MOODY'S                               PRINCIPAL
                                                                    RATING      INTEREST     MATURITY     AMOUNT         VALUE
DESCRIPTION (a)                                                  (UNAUDITED)      RATE         DATE        (000)       (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
MICHIGAN--3.3%
Battle Creek Wtr. Supp. Sys. Rev. Ref., A.M.B.A.C.              Aaa               4.75%       9/01/10   $  1,000     $    915,530
Michigan Mun. Bond Auth. Rev., Wayne Cnty. Proj., M.B.I.A.      Aaa               7.40       12/01/02        500          545,730
                                                                                                                     ------------
                                                                                                                        1,461,260
---------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--15.7%
Brick Twnshp., Mun. Util. Auth. Rev., F.G.I.C.                  Aaa               5.50       12/01/03      1,295        1,333,824
New Jersey Econ. Dev. Auth. Rev.,
   Mkt. Trans. Facs. Rev., M.B.I.A.                             Aaa               5.75        7/01/06        950          986,242
   Mkt. Trans. Facs. Rev., M.B.I.A.                             Aaa               5.80        7/01/07      1,000        1,044,870
   Performing Arts Ctr., A.M.B.A.C.                             Aaa               6.00        6/15/08      1,410        1,504,287
So. Reg'l. High Sch. Dist., M.B.I.A.                            Aaa               5.50        9/01/06      1,010        1,041,906
West Windsor Plainsboro Sch., F.G.I.C.                          Aaa               5.25       12/01/05      1,000        1,016,540
                                                                                                                     ------------
                                                                                                                        6,927,669
---------------------------------------------------------------------------------------------------------------------------------
NEW YORK--14.4%
Hempstead Twn. Ind. Dev. Agcy. Res., Rec. Rev., M.B.I.A.        Aaa               5.00       12/01/09      1,000          961,110
Met. Trans. Auth. N.Y. Trans. Facs. Rev., F.S.A.                Aaa               5.75        7/01/11        675          682,148
Nassau Cnty., Gen. Impvt., Ser. U, A.M.B.A.C.                   Aaa               5.125      11/01/03      2,000        2,015,940
New York St. Env. Facs. Corp., Poll. Ctrl. Rev.                 Aaa               5.80        1/15/14      1,280        1,295,757
New York St. Urban Dev. Corp. Rev.                              Baa1              5.25        1/01/11      1,500        1,405,245
                                                                                                                     ------------
                                                                                                                        6,360,200
---------------------------------------------------------------------------------------------------------------------------------
OHIO--3.4%
Cuyahoga Cnty. Hosp. Rev., Ref. & Impt. Met. Hlth. Sys.
   Proj., M.B.I.A.                                              Aaa               5.375       2/15/12      1,000          973,560
Ohio St. Bldg. Auth., Admin. Bldg. Fund Proj., M.B.I.A.         Aaa               5.60       10/01/06        500          516,980
                                                                                                                     ------------
                                                                                                                        1,490,540
---------------------------------------------------------------------------------------------------------------------------------
OKLAHOMA--5.3%
Oklahoma St. Ind. Auth. Rev. Hlth. Sys., Integris Bapt.,
   A.M.B.A.C.                                                   Aaa               6.00        8/15/09      2,240        2,347,050
---------------------------------------------------------------------------------------------------------------------------------
OREGON--2.3%
Multnomah Cnty. Sch. Dist. No.3, Park Rose, F.G.I.C.            Aaa               5.60       12/01/07      1,000        1,031,560

---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.     B-58

                                                 PRUDENTIAL MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1997    INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                   MOODY'S                               PRINCIPAL
                                                                    RATING      INTEREST     MATURITY     AMOUNT         VALUE
DESCRIPTION (a)                                                  (UNAUDITED)      RATE         DATE        (000)       (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--7.4%
Montgomery Cnty. Redev. Auth., Multifam. Hsg. Rev., Ser. A      NR                5.75%       7/01/99   $    780     $    783,237
Pennsylvania St. Ctfs. of Part., Ser. A, F.S.A.                 Aaa               6.25       11/01/06        600          635,766
Pennsylvania St. Higher Edl. Facs. Auth., Hlth. Svs. Rev.,
   M.B.I.A.                                                     Aaa               5.70       11/15/11        755          764,672
Philadelphia Hosp. Auth. & Higher Edl. Auth., Childrens
   Seashore House, Ser. A                                       A-(b)             7.00        8/15/03      1,000        1,083,180
                                                                                                                     ------------
                                                                                                                        3,266,855
---------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO--1.8%
Puerto Rico, Gen. Oblig., Ser. A, M.B.I.A.                      Aaa               6.25        7/01/10        750          792,457
---------------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND--2.4%
Rhode Island St., Ref. Cons. Cap. Dev. Loan, M.B.I.A.           Aaa               6.00        8/01/06      1,000        1,061,850
---------------------------------------------------------------------------------------------------------------------------------
TEXAS--7.8%
Austin Util. Sys. Rev. Comb., Ser. A, M.B.I.A.                  Aaa               4.875      11/15/10      1,830        1,708,469
Gulf Coast Wste. Disp. Auth. Rev., Bayport Area Sys.,
   F.S.A.                                                       Aaa               5.50       10/01/10      1,075        1,068,905
San Antonio Elec. & Gas Rev., Ser. A, F.G.I.C.                  Aaa             Zero          2/01/05      1,000          669,130
                                                                                                                     ------------
                                                                                                                        3,446,504
---------------------------------------------------------------------------------------------------------------------------------
UTAH--2.4%
Utah St. Brd. of Regents, Student Loan Rev., Ser. F,
   A.M.B.A.C.                                                   Aaa               7.00       11/01/01      1,000 (e)    1,071,440
---------------------------------------------------------------------------------------------------------------------------------
WASHINGTON--6.7%
Wash. St. Pub. Pwr. Supp. Sys.,
   Nuclear Proj. No. 2, Ser. A                                  Aa1               4.90        7/01/05      2,000        1,932,960
   Nuclear Proj. No. 3, Ser. B                                  Aa1               7.00        7/01/99      1,000        1,046,190
                                                                                                                     ------------
                                                                                                                        2,979,150
                                                                                                                     ------------
Total long-term investments (cost $42,725,811)                                                                         43,161,050
                                                                                                                     ------------

---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.     B-59

                                                 PRUDENTIAL MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1997    INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                   MOODY'S                               PRINCIPAL
                                                                    RATING      INTEREST     MATURITY     AMOUNT         Value
DESCRIPTION (a)                                                  (UNAUDITED)      RATE         DATE        (000)       (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.4%
---------------------------------------------------------------------------------------------------------------------------------
TEXAS--1.4%
Brazos River Auth. Poll. Ctrl. Rev., Texas Util. Elec.
   Co., Ser. 95A, F.R.D.D.                                      VMIG1            4.10%        5/01/97   $    600     $    600,000
                                                                                                                     ------------
Total short-term investments (cost $600,000)                                                                              600,000
                                                                                                                     ------------
TOTAL INVESTMENTS--99.0%
(cost $ 43,325,811; Note 4)                                                                                            43,761,050
Other assets in excess of liabilities--1.0%                                                                               462,202
                                                                                                                     ------------
NET ASSETS--100%                                                                                                     $ 44,223,252
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation
     F.G.I.C.--Financial Guaranty Insurance Company
     F.R.D.D.--Floating Rate (Daily) Demand Note (d)
     F.S.A.--Financial Security Assurance
     M.B.I.A.--Municipal Bond Insurance Association

(b)  Standard & Poor's Rating.
(c)  Prerefunded issues are secured by escrowed cash and direct U.S.
     guaranteed obligations.
(d) The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(e)  Principal amount pledged as initial margin on financial futures contracts.
NR--Not rated by Moody's or Standard & Poor's.

The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-60

                                                 PRUDENTIAL MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES              INTERMEDIATE SERIES
--------------------------------------------------------------------------------

ASSETS                                                                                                            APRIL 30, 1997
                                                                                                                  --------------
Investments, at value (cost $43,325,811)....................................................................      $  43,761,050
Interest receivable.........................................................................................            804,103
Receivable for Series shares sold...........................................................................                465
Other assets................................................................................................                936
                                                                                                                  --------------
   Total assets.............................................................................................         44,566,554
                                                                                                                  --------------
LIABILITIES
Bank overdraft..............................................................................................             13,996
Payable for Series shares reacquired........................................................................            148,479
Accrued expenses............................................................................................             84,773
Dividends payable...........................................................................................             49,611
Management fee payable......................................................................................             16,538
Due to broker - variation margin............................................................................             16,200
Distribution fee payable....................................................................................             13,705
                                                                                                                  --------------
   Total liabilities........................................................................................            343,302
                                                                                                                  --------------
NET ASSETS..................................................................................................      $  44,223,252
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................      $      41,764
   Paid-in capital in excess of par.........................................................................         43,580,830
                                                                                                                  --------------
                                                                                                                     43,622,594
   Accumulated net realized gain on investments.............................................................            152,513
   Net unrealized appreciation on investments...............................................................            448,145
                                                                                                                  --------------
Net assets, April 30, 1997..................................................................................      $  44,223,252
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($13,740,343 / 1,297,928 shares of beneficial interest issued and outstanding)........................             $10.59
   Maximum sales charge (3% of offering price)..............................................................                .33
                                                                                                                  --------------
   Maximum offering price to public.........................................................................             $10.92
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($29,979,941 / 2,830,936 shares of beneficial interest issued and outstanding)........................             $10.59
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($257,180 / 24,285 shares of beneficial interest issued and outstanding)..............................             $10.59
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($245,788 / 23,211 shares of beneficial interest issued and outstanding)..............................             $10.59
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.    B-61

PRUDENTIAL MUNICIPAL BOND FUND
INTERMEDIATE SERIES
STATEMENT OF OPERATIONS
------------------------------------------------------------

                                                  YEAR ENDED
NET INVESTMENT INCOME                           APRIL 30, 1997
Income
   Interest..................................     $2,661,312
                                                --------------
Expenses
   Management fee............................        244,485
   Distribution fee--Class A.................         13,487
   Distribution fee--Class B.................        176,107
   Distribution fee--Class C.................          1,121
   Reports to shareholders...................         83,000
   Custodian's fees and expenses.............         69,000
   Registration fees.........................         54,000
   Transfer agent's fees and expenses........         41,000
   Trustees' fees and expenses...............         15,000
   Audit fee.................................         15,000
   Legal fees and expenses...................         10,000
   Miscellaneous.............................          6,289
                                                --------------
      Total expenses.........................        728,489
   Less: Management fee waiver...............        (24,449)
      Custodian fee credit...................           (957)
                                                --------------
      Net expenses...........................        703,083
                                                --------------
Net investment income........................      1,958,229
                                                --------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions...................        641,986
   Financial futures contract transactions...       (163,950)
                                                --------------
                                                     478,036
                                                --------------
Net change in unrealized
   appreciation (depreciation) on:
   Investments...............................       (713,512)
   Financial futures contracts...............         13,843
                                                --------------
                                                    (699,669)
                                                --------------
Net loss on investments......................       (221,633)
                                                --------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS....................     $1,736,596
                                                --------------
                                                --------------

PRUDENTIAL MUNICIPAL BOND FUND
INTERMEDIATE SERIES
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------

INCREASE (DECREASE)                     YEAR ENDED APRIL 30,
IN NET ASSETS                           1997            1996
Operations
   Net investment income...........  $ 1,958,229    $  2,384,372
   Net realized gain on investment
      transactions.................      478,036         636,281
   Net change in unrealized
      appreciation
      (depreciation) of
      investments..................     (699,669)        613,155
                                     -----------    ------------
   Net increase in net assets
      resulting from operations....    1,736,596       3,633,808
                                     -----------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A......................     (579,475)       (549,044)
      Class B......................   (1,371,478)     (1,828,010)
      Class C......................       (5,456)         (7,318)
      Class Z......................       (1,820)             --
                                     -----------    ------------
                                      (1,958,229)     (2,384,372)
                                     -----------    ------------
   Distributions in excess of net
      investment income
      Class A......................       (9,615)             --
      Class B......................      (22,423)             --
      Class C......................          (75)             --
      Class Z......................           (3)             --
                                     -----------    ------------
                                         (32,116)             --
                                     -----------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      subscribed...................    5,261,896       5,139,324
   Net asset value of shares issued
      in reinvestment of
      dividends....................    1,242,265       1,485,489
   Cost of shares reacquired.......  (15,354,228)    (16,260,658)
                                     -----------    ------------
   Net decrease in net assets from
      Series share transactions....   (8,850,067)     (9,635,845)
                                     -----------    ------------
Total decrease.....................   (9,103,816)     (8,386,409)
NET ASSETS
Beginning of year..................   53,327,068      61,713,477
                                     -----------    ------------
End of year........................  $44,223,252    $ 53,327,068
                                     -----------    ------------
                                     -----------    ------------

--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-62

NOTES TO FINANCIAL STATEMENTS                    PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
Prudential Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on November 3, 1986 and consists of three series: the High Yield Series, the Insured Series and the Intermediate Series. Investment operations for Class A, Class B, Class C and Class Z shares of each series commenced on January 22, 1990, September 17, 1987, August 1, 1994 and September 16, 1996, respectively.

The investment objectives of the series are as follows: (i) the objective of the High Yield Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes, (ii) the objective of the Insured and Intermediate Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific state, region or industry.
-----------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

OPTIONS: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions.

The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Net investment income, other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                    PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

FEDERAL INCOME TAXES: For federal income tax purposes, each series in the Fund is treated as a separate tax paying entity. It is the intent of each series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all net income to shareholders. For this reason and because substantially all of the Fund's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly. The Fund will distribute at least annually any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the fiscal year ended April 30, 1997, the effect of applying this statement was to increase undistributed net investment income by $123,008, increase accumulated net realized loss by $131,486 and increase paid-in capital in excess of par by $8,478 for the High Yield Series. For the Insured Series, the effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gain by $298,101. The effect of applying this statement for the Intermediate Series was to increase undistributed net investment income by $32,116, decrease accumulated net realized gain by $32,022 and decrease paid-in capital in excess of par by $94. The current year effect of applying the Statement of Position was due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.

CUSTODY FEE CREDITS: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50 of 1% of the average daily net assets of each series up to $1 billion and .45 of 1% of the average daily net assets of each series in excess of $1 billion. PIFM has agreed to voluntarily waive a portion of each Series' management fee, which amounted to $514,371, $277,120, and $24,449 for the High Yield Series, Insured Series, and Intermediate Series, respectively for the year ended April 30, 1997. Such amounts represented .05 of 1% of average daily net assets for each Series or $.006 per share.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended April 30, 1997.

PSI has advised the Fund that it received approximately $303,500 ($210,200-High Yield Series; $88,800-Insured Series; $4,500-Intermediate Series) in front-end sales charges resulting from sales of Class A shares during the year ended April 30, 1997. From these fees, PSI paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Fund that for the year ended April 30, 1997, it received approximately $1,940,800 ($1,204,200-High Yield Series; $649,600-Insured Series; $87,000-Intermediate Series) in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

PSI, PIC and PIFM are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                    PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
The Fund, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of April 30, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
-----------------------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended April 30, 1997, the Fund incurred fees of approximately $653,000 ($370,500-High Yield Series; $252,100-Insured Series; $30,400-Intermediate Series) for the services of PMFS. As of April 30, 1997, approximately $53,200 ($30,700-High Yield Series; $20,100-Insured Series; $2,400-Intermediate Series) of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to non-affiliates.
------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended April 30, 1997, were as follows:

SERIES                              PURCHASES         SALES
--------------------------------   ------------    ------------
High Yield......................   $264,933,180    $305,927,926
Insured.........................    565,764,484     624,083,328
Intermediate....................     21,414,325      30,041,885

At April 30, 1997, the Insured Series and the Intermediate Series sold 517,000 and 47,000 financial futures contracts, respectively of U.S. Treasury Bonds expiring in June 97.

The values of these financial futures contracts at April 30, 1997 were as follows:

                                           FINANCIAL FUTURES
                                            CONTRACTS SOLD
                                      ---------------------------
                                        INSURED      INTERMEDIATE
                                        SERIES          SERIES
                                      -----------    ------------
Value at disposition...............   $56,306,719     $ 5,149,125
Value at April 30, 1997............    56,498,406       5,136,219
                                      -----------    ------------
Unrealized gain (loss).............   $  (191,687)    $    12,906
                                      -----------    ------------
                                      -----------    ------------

The federal income tax basis of the Fund's investments, at April 30, 1997 was $949,808,490-High Yield Series; $491,614,379-Insured Series; and
$43,325,811-Intermediate Series and, accordingly, net unrealized appreciation of investments for federal income tax purposes was as follows:

                                            GROSS           GROSS
                      NET UNREALIZED     UNREALIZED      UNREALIZED
SERIES                 APPRECIATION      APPRECIATION    DEPRECIATION
--------------------  --------------     -----------     -----------
High Yield..........   $ 30,820,223      $54,840,506     $24,020,283
Insured.............      9,707,246       12,814,010       3,106,764
Intermediate........        435,239          834,266         399,027

The High Yield Series has a net capital loss carryforward as of April 30, 1997 of approximately $16,993,000, of which $2,024,000 expires in 2002, $5,361,000 expires in 2003, $6,383,000 expires in 2004 and $3,225,000 expires in 2005. No capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts. In addition, the High Yield Series elected to treat net realized capital losses of approximately $931,000 incurred in the six month period ended April 30, 1997, as having been incurred in the following year. The Insured Series and Intermediate Series utilized their capital loss carryforwards of approximately $631,000 and $338,000, respectively, to partially offset each Series' net taxable gains realized and recognized in the fiscal year ended April 30, 1997.
-----------------------------------------------------------------------------
NOTE 5. CAPITAL

Each series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

Effective September 16, 1996, the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                    PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest were as follows:

                                        HIGH YIELD SERIES                   INSURED SERIES                INTERMEDIATE SERIES
                                             CLASS A                           CLASS A                          CLASS A
                                   ----------------------------      ----------------------------      --------------------------
   YEAR ENDED APRIL 30, 1997         SHARES          AMOUNT            SHARES          AMOUNT            SHARES         AMOUNT
--------------------------------   -----------    -------------      -----------    -------------      ----------    ------------
Shares issued...................     2,690,433    $  29,194,209       17,268,103    $ 190,281,225         146,988    $  1,570,573
Shares issued in reinvestment of
   dividends and
   distributions................       816,257        8,853,738          562,530        6,209,882          33,834         360,674
Shares reacquired...............    (5,951,712)     (64,552,270)     (20,358,917)    (224,259,104)       (505,221)     (5,381,606)
                                   -----------    -------------      -----------    -------------      ----------    ------------
Net decrease in shares
   outstanding before
   conversion...................    (2,445,022)     (26,504,323)      (2,528,284)     (27,767,997)       (324,399)     (3,450,359)
Shares issued upon conversion
   from Class B.................    12,411,968      133,842,041        8,887,896       97,509,503         443,554       4,710,903
                                   -----------    -------------      -----------    -------------      ----------    ------------
Net increase in shares
   outstanding..................     9,966,946    $ 107,337,718        6,359,612    $  69,741,506         119,155    $  1,260,544
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                             CLASS A                           CLASS A                          CLASS A
                                   ----------------------------      ----------------------------      --------------------------
   YEAR ENDED APRIL 30, 1996         SHARES          AMOUNT            SHARES          AMOUNT            SHARES         AMOUNT
--------------------------------   -----------    -------------      -----------    -------------      ----------    ------------
Shares issued...................     2,842,337    $  31,224,578        2,115,326    $  23,453,210         101,764    $  1,079,376
Shares issued in reinvestment of
   dividends and
   distributions................       474,421        5,188,074          266,368        2,962,597          31,524         338,680
Shares reacquired...............    (3,287,941)     (36,026,405)      (3,699,272)     (41,190,146)       (466,658)     (4,985,578)
                                   -----------    -------------      -----------    -------------      ----------    ------------
Net increase (decrease) in
   shares outstanding before
   conversion...................        28,817          386,247       (1,317,578)     (14,774,339)       (333,370)     (3,567,522)
Shares issued upon conversion
   from Class B.................    10,054,570      110,522,327        7,072,139       78,989,223         506,425       5,415,903
                                   -----------    -------------      -----------    -------------      ----------    ------------
Net increase in shares
   outstanding..................    10,083,387    $ 110,908,574        5,754,561    $  64,214,884         173,055    $  1,848,381
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                             CLASS B                           CLASS B                          CLASS B
                                   ----------------------------      ----------------------------      --------------------------
   YEAR ENDED APRIL 30, 1997         SHARES          AMOUNT            SHARES          AMOUNT            SHARES         AMOUNT
--------------------------------   -----------    -------------      -----------    -------------      ----------    ------------
Shares issued...................     7,261,475    $  78,657,488          991,206    $  10,920,454         293,960    $  3,134,459
Shares issued in reinvestment of
   dividends and
   distributions................     1,747,161       18,927,857        1,049,549       11,593,012          82,134         875,459
Shares reacquired...............    (9,901,712)    (107,242,000)      (6,341,050)     (69,974,266)       (909,089)     (9,694,638)
                                   -----------    -------------      -----------    -------------      ----------    ------------
Net decrease in shares
   outstanding before
   conversion...................      (893,076)       9,656,655       (4,300,295)     (47,460,800)       (532,995)     (5,684,720)
Shares reacquired upon
   conversion into Class A......   (12,411,968)    (133,842,041)      (8,879,800)     (97,509,503        (443,243)     (4,710,903)
                                   -----------    -------------      -----------    -------------      ----------    ------------
Net decrease in shares
   outstanding..................   (13,305,044)   $(143,498,696)     (13,180,095)   $(144,970,303)       (976,238)   $(10,395,623)
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                             CLASS B                           CLASS B                          CLASS B
                                   ----------------------------      ----------------------------      --------------------------
   YEAR ENDED APRIL 30, 1996         SHARES          AMOUNT            SHARES          AMOUNT            SHARES         AMOUNT
--------------------------------   -----------    -------------      -----------    -------------      ----------    ------------
Shares issued...................     8,170,060    $  89,622,344        2,338,885    $  26,086,324         371,018    $  4,000,248
Shares issued in reinvestment of
   dividends and
   distributions................     2,260,660       24,711,652        1,268,212       14,112,201         106,165       1,139,952
Shares reacquired...............   (12,855,885)    (140,769,139)      (8,438,736)     (93,993,036)     (1,047,502)    (11,264,240)
                                   -----------    -------------      -----------    -------------      ----------    ------------
Net decrease in shares
   outstanding before
   conversion...................    (2,425,165)     (26,435,143)      (4,831,639)     (53,794,511)       (570,319)     (6,124,040)
Shares reacquired upon
   conversion into Class A......   (10,054,570)    (110,522,327)      (7,065,810)     (78,989,223)       (506,284)     (5,415,903)
                                   -----------    -------------      -----------    -------------      ----------    ------------
Net decrease in shares
   outstanding..................   (12,479,735)   $(136,957,470)     (11,897,449)   $(132,783,734)     (1,076,603)   $(11,539,943)
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                   -----------    -------------      -----------    -------------      ----------    ------------

---------------------------------------------------------------------------------------------------------------------------------

Notes to Financial Statements                    PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                        HIGH YIELD SERIES                   INSURED SERIES                INTERMEDIATE SERIES
                                             CLASS C                           CLASS C                          CLASS C
                                   ----------------------------      ----------------------------      --------------------------
   YEAR ENDED APRIL 30, 1997         SHARES          AMOUNT            SHARES          AMOUNT            SHARES         AMOUNT
--------------------------------   -----------    -------------      -----------    -------------      ----------    ------------
Shares issued...................       505,330    $   5,472,765           21,265    $     234,063          28,931    $    311,189
Shares issued in reinvestment of
   dividends and
   distributions................        28,059          304,264            3,510           38,759             436           4,639
Shares reacquired...............      (256,031)      (2,781,902)         (47,234)        (521,343)        (26,221)       (277,703)
                                   -----------    -------------      -----------    -------------      ----------    ------------
Net increase (decrease) in
   shares outstanding...........       277,358    $   2,995,127          (22,459)   $    (248,521)          3,146    $     38,125
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                             CLASS C                           CLASS C                          CLASS C
                                   ----------------------------      ----------------------------      --------------------------
   YEAR ENDED APRIL 30, 1996         SHARES          AMOUNT            SHARES          AMOUNT            SHARES         AMOUNT
--------------------------------   -----------    -------------      -----------    -------------      ----------    ------------
Shares issued...................       389,662    $   4,263,670           58,297    $     648,000           5,515    $     59,700
Shares issued in reinvestment of
   dividends and
   distributions................        20,619          225,710            2,784           31,032             638           6,857
Shares reacquired...............      (104,405)      (1,131,704)          (5,738)         (64,264)         (1,003)        (10,840)
                                   -----------    -------------      -----------    -------------      ----------    ------------
Net increase in shares
   outstanding..................       305,876    $   3,357,676           55,343    $     614,768           5,150    $     55,717
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                             CLASS Z                           CLASS Z                          CLASS Z
 SEPTEMBER 16, 1996(A) THROUGH     ----------------------------      ----------------------------      --------------------------
         APRIL 30, 1997              SHARES          AMOUNT            SHARES          AMOUNT            SHARES         AMOUNT
--------------------------------   -----------    -------------      -----------    -------------      ----------    ------------
Shares issued...................       287,958    $   3,134,548            1,377    $      15,206          23,097    $    245,675
Shares issued in reinvestment of
   dividends and
   distributions................         2,192           23,750               16              177             140           1,493
Shares reacquired...............       (39,065)        (425,418)             (10)            (115)            (27)           (281)
                                   -----------    -------------      -----------    -------------      ----------    ------------
Net increase in shares
   outstanding..................       251,085    $   2,732,880            1,383    $      15,268          23,210    $    246,887
                                   -----------    -------------      -----------    -------------      ----------    ------------
                                   -----------    -------------      -----------    -------------      ----------    ------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS                            HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                               CLASS A
                                                      ----------------------------------------------------------
                                                                        YEARS ENDED APRIL 30,
                                                      ----------------------------------------------------------
                                                        1997         1996         1995        1994        1993
                                                      --------     --------     --------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  10.70     $  10.72     $  10.74     $ 11.14     $ 10.68
                                                      --------     --------     --------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............................       .70          .72(b)       .72(b)      .72         .77
Net realized and unrealized gain (loss) on
   investment transactions..........................       .14         (.02)        (.02)       (.39)        .46
                                                      --------     --------     --------     -------     -------
   Total from investment operations.................       .84          .70          .70         .33        1.23
                                                      --------     --------     --------     -------     -------
LESS DISTRIBUTIONS
Dividends from net investment income................      (.70)        (.72)        (.72)       (.72)       (.77)
Distributions from capital gains....................        --           --           --        (.01)         --
                                                      --------     --------     --------     -------     -------
   Total distributions..............................      (.70)        (.72)        (.72)       (.73)       (.77)
                                                      --------     --------     --------     -------     -------
Net asset value, end of year........................  $  10.84     $  10.70     $  10.72     $ 10.74     $ 11.14
                                                      --------     --------     --------     -------     -------
                                                      --------     --------     --------     -------     -------
TOTAL RETURN(a):....................................      8.03%        6.55%        6.90%       2.88%      11.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $334,062     $223,073     $115,501     $54,491     $43,529
Average net assets (000)............................  $294,940     $162,329     $ 65,207     $52,982     $31,658
Ratios to average net assets:
   Expenses, including distribution fees............      0.64%(b)     0.64%(b)     0.69%(b)    0.69%       0.74%
   Expenses, excluding distribution fees............      0.54%(b)     0.54%(b)     0.59%(b)    0.59%       0.64%
   Net investment income............................      6.44%(b)     6.58%(b)     6.83%(b)    6.42%       7.04%
For Class A, B, C and Z shares:
   Portfolio turnover rate..........................        26%          35%          39%         36%         27%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-68

                                                 PRUDENTIAL MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS                             HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                                   CLASS B
                                                      ------------------------------------------------------------------
                                                                            YEARS ENDED APRIL 30,
                                                      ------------------------------------------------------------------
                                                        1997         1996          1995           1994           1993
                                                      --------     --------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  10.69     $  10.72     $    10.74     $    11.14     $    10.68
                                                      --------     --------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............................       .66(b)       .68(b)         .68(b)         .68            .73
Net realized and unrealized gain (loss) on
   investment transactions..........................       .15         (.03)          (.02)          (.39)           .46
                                                      --------     --------     ----------     ----------     ----------
   Total from investment operations.................       .81          .65            .66            .29           1.19
                                                      --------     --------     ----------     ----------     ----------
LESS DISTRIBUTIONS
Dividends from net investment income................      (.66)        (.68)          (.68)          (.68)          (.73)
Distributions from capital gains....................        --           --             --           (.01)            --
                                                      --------     --------     ----------     ----------     ----------
   Total distributions..............................      (.66)        (.68)          (.68)          (.69)          (.73)
                                                      --------     --------     ----------     ----------     ----------
Net asset value, end of year........................  $  10.84     $  10.69     $    10.72     $    10.74     $    11.14
                                                      --------     --------     ----------     ----------     ----------
                                                      --------     --------     ----------     ----------     ----------
TOTAL RETURN(a):....................................      7.71%        6.12%          6.37%          2.46%         11.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $665,525     $799,048     $  934,725     $1,099,640     $1,028,480
Average net assets (000)............................  $725,305     $900,115     $1,024,132     $1,132,653     $  893,203
Ratios to average net assets:
   Expenses, including distribution fees............      1.04%(b)     1.04%(b)       1.09%(b)       1.09%          1.14%
   Expenses, excluding distribution fees............      0.54%(b)     0.54%(b)       0.59%(b)       0.58%          0.64%
   Net investment income............................      6.05%(b)     6.19%(b)       6.37%(b)       6.02%          6.66%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-69

                                                 PRUDENTIAL MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS                             HIGH YIELD SERIES
--------------------------------------------------------------------------------

                                                                       CLASS C                        CLASS Z
                                                        --------------------------------------     -------------
                                                                                    AUGUST 1,      SEPTEMBER 16,
                                                                                     1994(c)          1996(d)
                                                         YEARS ENDED APRIL 30,       THROUGH          THROUGH
                                                        -----------------------     APRIL 30,        APRIL 30,
                                                          1997          1996           1995            1997
                                                        ---------     ---------     ----------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................     $ 10.69       $ 10.72        $10.79          $ 10.79
                                                        ---------     ---------        -----            -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)...........................         .63           .65           .49              .45
Net realized and unrealized gain (loss) on
   investment transactions..........................         .15          (.03)         (.07)             .04
                                                        ---------     ---------        -----            -----
   Total from investment operations.................         .78           .62           .42              .49
                                                        ---------     ---------        -----            -----
LESS DISTRIBUTIONS
Dividends from net investment income................        (.63)         (.65)         (.49)            (.45)
                                                        ---------     ---------        -----            -----
Net asset value, end of year........................     $ 10.84       $ 10.69        $10.72          $ 10.83
                                                        ---------     ---------        -----            -----
                                                        ---------     ---------        -----            -----
TOTAL RETURN(a):....................................        7.44%         5.86%         3.91%            4.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................     $ 9,563       $ 6,471        $3,208          $ 2,719
Average net assets (000)............................     $ 8,060       $ 5,608        $1,385          $   704
Ratios to average net assets:
   Expenses, including distribution fees(b).........        1.29%         1.29%         1.34%(e)         0.54%(e)
   Expenses, excluding distribution fees(b).........        0.54%         0.54%         0.59%(e)         0.54%(e)
   Net investment income(b).........................        5.80%         5.93%         6.34%(e)         6.55%(e)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-70

                                                 PRUDENTIAL MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS                             INSURED SERIES
--------------------------------------------------------------------------------

                                                                               CLASS A
                                                      ---------------------------------------------------------
                                                                        YEARS ENDED APRIL 30,
                                                      ---------------------------------------------------------
                                                        1997         1996        1995        1994        1993
                                                      --------     --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  10.94     $  10.83     $ 10.71     $ 11.44     $ 10.98
                                                      --------     --------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............................       .55(b)       .58(b)      .58(b)      .58         .61
Net realized and unrealized gain (loss) on
   investment transactions..........................       .08          .11         .12        (.43)        .73
                                                      --------     --------     -------     -------     -------
   Total from investment operations.................       .63          .69         .70         .15        1.34
                                                      --------     --------     -------     -------     -------
LESS DISTRIBUTIONS
Dividends from net investment income................      (.55)        (.58)       (.58)       (.58)       (.61)
Distributions in excess of net investment income....      (.01)          --          --          --          --
Distributions from capital gains....................      (.11)          --          --        (.30)       (.27)
                                                      --------     --------     -------     -------     -------
   Total distributions..............................      (.67)        (.58)       (.58)       (.88)       (.88)
                                                      --------     --------     -------     -------     -------
Net asset value, end of year........................  $  10.90     $  10.94     $ 10.83     $ 10.71     $ 11.44
                                                      --------     --------     -------     -------     -------
                                                      --------     --------     -------     -------     -------
TOTAL RETURN(a):....................................      5.74%        6.47%       6.73%       1.04%      12.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $208,411     $139,548     $75,800     $30,669     $30,098
Average net assets (000)............................  $187,371     $102,456     $39,471     $32,309     $24,589
Ratios to average net assets:
   Expenses, including distribution fees............      0.68%(b)     0.68%(b)    0.74%(b)    0.71%       0.72%
   Expenses, excluding distribution fees............      0.58%(b)     0.58%(b)    0.64%(b)    0.61%       0.62%
   Net investment income............................      4.95%(b)     5.20%(b)    5.45%(b)    5.09%       5.46%
For Class A, B, C and Z shares:
   Portfolio turnover rate..........................       110%          68%         64%        105%         85%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-71

                                                 PRUDENTIAL MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS                             INSURED SERIES
--------------------------------------------------------------------------------

                                                                                CLASS B
                                                      ------------------------------------------------------------
                                                                         YEARS ENDED APRIL 30,
                                                      ------------------------------------------------------------
                                                        1997         1996         1995         1994         1993
                                                      --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  10.95     $  10.84     $  10.71     $  11.44     $  10.99
                                                      --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............................       .50(b)       .54(b)       .54(b)       .54          .56
Net realized and unrealized gain (loss) on
   investment transactions..........................       .08          .11          .13         (.43)         .72
                                                      --------     --------     --------     --------     --------
   Total from investment operations.................       .58          .65          .67          .11         1.28
                                                      --------     --------     --------     --------     --------
LESS DISTRIBUTIONS
Dividends from net investment income................      (.50)        (.54)        (.54)        (.54)        (.56)
Distributions in excess of net investment income....      (.01)          --           --           --           --
Distributions from capital gains....................      (.11)          --           --         (.30)        (.27)
                                                      --------     --------     --------     --------     --------
   Total distributions..............................      (.62)        (.54)        (.54)        (.84)        (.83)
                                                      --------     --------     --------     --------     --------
Net asset value, end of year........................  $  10.91     $  10.95     $  10.84     $  10.71     $  11.44
                                                      --------     --------     --------     --------     --------
                                                      --------     --------     --------     --------     --------
TOTAL RETURN(a):....................................      5.32%        6.04%        6.40%        0.63%       12.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $298,005     $443,391     $567,648     $740,447     $770,060
Average net assets (000)............................  $365,891     $524,452     $660,237     $807,794     $705,846
Ratios to average net assets:
   Expenses, including distribution fees............      1.08%(b)     1.08%(b)     1.14%(b)     1.11%        1.12%
   Expenses, excluding distribution fees............      0.58%(b)     0.58%(b)     0.64%(b)     0.61%        0.62%
   Net investment income............................      4.54%(b)     4.80%(b)     4.99%(b)     4.69%        5.06%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-72

                                                 PRUDENTIAL MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS                             INSURED SERIES
--------------------------------------------------------------------------------

                                                                       CLASS C                        CLASS Z
                                                        --------------------------------------     -------------
                                                                                    AUGUST 1,      SEPTEMBER 16,
                                                                                     1994(c)          1996(d)
                                                         YEARS ENDED APRIL 30,       THROUGH          THROUGH
                                                        -----------------------     APRIL 30,        APRIL 30,
                                                          1997          1996           1995            1997
                                                        ---------     ---------     ----------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................     $ 10.95       $ 10.84        $10.79          $ 11.05
                                                        ---------     ---------        -----            -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)...........................         .48           .51           .39              .36
Net realized and unrealized gain (loss) on
   investment transactions..........................         .08           .11           .05             (.02)
                                                        ---------     ---------        -----            -----
   Total from investment operations.................         .56           .62           .44              .34
                                                        ---------     ---------        -----            -----
LESS DISTRIBUTIONS
Dividends from net investment income................        (.48)         (.51)         (.39)            (.36)
Distributions in excess net investment income.......        (.01)           --            --             (.01)
Distributions from capital gains....................        (.11)           --            --             (.11)
                                                        ---------     ---------        -----            -----
   Total distributions..............................        (.60)         (.51)         (.39)            (.48)
                                                        ---------     ---------        -----            -----
Net asset value, end of year........................     $ 10.91       $ 10.95        $10.84          $ 10.91
                                                        ---------     ---------        -----            -----
                                                        ---------     ---------        -----            -----
TOTAL RETURN(a):....................................        5.06%         5.78%         4.03%            2.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................     $   888       $ 1,137        $  525          $    15
Average net assets (000)............................     $   973       $   827        $  224          $    10
Ratios to average net assets:
   Expenses, including distribution fees(b).........        1.33%         1.33%         1.39%(e)         0.58%(e)
   Expenses, excluding distribution fees(b).........        0.58%         0.58%         0.64%(e)         0.58%(e)
   Net investment income(b).........................        4.29%         4.56%         4.92%(e)         4.18%(e)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waivers.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-73

                                                 PRUDENTIAL MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS                             INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                             CLASS A
                                                      ------------------------------------------------------
                                                                      YEARS ENDED APRIL 30,
                                                      ------------------------------------------------------
                                                        1997        1996        1995        1994       1993
                                                      --------     -------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  10.65     $ 10.45     $ 10.67     $11.08     $10.59
                                                      --------     -------     -------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............................       .46(b)      .47(b)      .51(b)     .53        .54(b)
Net realized and unrealized gain (loss) on
   investment transactions..........................      (.05)        .20        (.03)      (.19)       .60
                                                      --------     -------     -------     ------     ------
   Total from investment operations.................       .41         .67         .48        .34       1.14
                                                      --------     -------     -------     ------     ------
LESS DISTRIBUTIONS
Dividends from net investment income................      (.46)       (.47)       (.51)      (.53)      (.54)
Distributions in excess of net investment income....      (.01)         --        (.01)        --         --
Distributions from capital gains....................        --          --        (.18)      (.22)      (.11)
                                                      --------     -------     -------     ------     ------
   Total distributions..............................      (.47)       (.47)       (.70)      (.75)      (.65)
                                                      --------     -------     -------     ------     ------
Net asset value, end of year........................  $  10.59     $ 10.65     $ 10.45     $10.67     $11.08
                                                      --------     -------     -------     ------     ------
                                                      --------     -------     -------     ------     ------
TOTAL RETURN(a):....................................      3.86%       6.48%       4.52%      2.83%     11.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $ 13,740     $12,552     $10,507     $5,810     $3,594
Average net assets (000)............................  $ 13,487     $12,604     $ 7,742     $4,981     $1,883
Ratios to average net assets:
   Expenses, including distribution fees............      1.15%(b)    1.16%(b)    1.05%(b)   1.00%      1.06(b)
   Expenses, excluding distribution fees............      1.05%(b)    1.06%(b)    0.95%(b)   0.90%      0.96(b)
   Net investment income............................      4.30%(b)    4.36%(b)    4.75%(b)   4.63%      5.09(b)
For Class A, B, C and Z shares:
   Portfolio turnover rate..........................        46%         35%         30%        55%        22%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-74

                                                 PRUDENTIAL MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS                             INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                              CLASS B
                                                      --------------------------------------------------------
                                                                       YEARS ENDED APRIL 30,
                                                      --------------------------------------------------------
                                                        1997        1996        1995        1994        1993
                                                      --------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................  $  10.65     $ 10.45     $ 10.68     $ 11.09     $ 10.60
                                                      --------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............................       .42(b)      .43(b)      .45(b)      .48         .50(b)
Net realized and unrealized gain (loss) on
   investment transactions..........................      (.05)        .20        (.04)       (.19)        .60
                                                      --------     -------     -------     -------     -------
   Total from investment operations.................       .37         .63         .41         .29        1.10
                                                      --------     -------     -------     -------     -------
LESS DISTRIBUTIONS
Dividends from net investment income................      (.42)       (.43)       (.45)       (.48)       (.50)
Distributions in excess of net investment income....      (.01)         --        (.01)         --          --
Distributions from capital gains....................        --          --        (.18)       (.22)       (.11)
                                                      --------     -------     -------     -------     -------
   Total distributions..............................      (.43)       (.43)       (.64)       (.70)       (.61)
                                                      --------     -------     -------     -------     -------
Net asset value, end of year........................  $  10.59     $ 10.65     $ 10.45     $ 10.68     $ 11.09
                                                      --------     -------     -------     -------     -------
                                                      --------     -------     -------     -------     -------
TOTAL RETURN(a):....................................      3.44%       6.05%       3.99%       2.43%      10.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................  $ 29,980     $40,550     $51,039     $65,215     $57,049
Average net assets (000)............................  $ 35,221     $46,127     $60,174     $59,811     $50,154
Ratios to average net assets:
   Expenses, including distribution fees............      1.55%(b)    1.56%(b)    1.45%(b)    1.40%       1.46%(b)
   Expenses, excluding distribution fees............      1.05%(b)    1.06%(b)    0.95%(b)    0.90%       0.96%(b)
   Net investment income............................      3.89%(b)    3.96%(b)    4.35%(b)    4.23%       4.69%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-75

                                                 PRUDENTIAL MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS                             INTERMEDIATE SERIES
--------------------------------------------------------------------------------

                                                                       CLASS C                        CLASS Z
                                                        --------------------------------------     -------------
                                                                                    AUGUST 1,      SEPTEMBER 16,
                                                                                     1994(c)          1996(d)
                                                         YEARS ENDED APRIL 30,       THROUGH          THROUGH
                                                        -----------------------     APRIL 30,        APRIL 30,
                                                          1997          1996           1995            1997
                                                        ---------     ---------     ----------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................     $ 10.65       $ 10.45        $10.54          $ 10.63
                                                        ---------     ---------        -----            -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)...........................         .39           .40           .35              .31
Net realized and unrealized gain (loss) on
   investment transactions..........................        (.05)          .20          (.08)            (.03)
                                                        ---------     ---------        -----            -----
   Total from investment operations.................         .34           .60           .27              .28
                                                        ---------     ---------        -----            -----
LESS DISTRIBUTIONS
Dividends from net investment income................        (.39)         (.40)         (.35)            (.31)
Distributions in excess of net investment income....        (.01)           --          (.01)            (.01)
                                                        ---------     ---------        -----            -----
   Total distributions..............................        (.40)         (.40)         (.36)            (.32)
                                                        ---------     ---------        -----            -----
Net asset value, end of year........................     $ 10.59       $ 10.65        $10.45          $ 10.59
                                                        ---------     ---------        -----            -----
                                                        ---------     ---------        -----            -----
TOTAL RETURN(a):....................................        3.17%         5.79%         2.14%            2.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................     $   257       $   225        $  167          $   246
Average net assets (000)............................     $   149       $   197        $   28          $    63
Ratios to average net assets:
   Expenses, including distribution fees(b).........        1.80%         1.81%         1.81%(e)         1.05%(e)
   Expenses, excluding distribution fees(b).........        1.05%         1.06%         1.06%(e)         1.05%(e)
   Net investment income(b).........................        3.65%         3.71%         4.34%(e)         4.65%(e)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
--------------------------------------------------------------------------------

See Notes to Financial Statements.     B-76

REPORT OF INDEPENDENT ACCOUNTANTS                PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
To the Shareholders and Trustees of
Prudential Municipal Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of the High Yield Series, Insured Series and Intermediate Series (constituting Prudential Municipal Bond Fund, hereafter referred to as the "Fund") at April 30, 1997 and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
June 25, 1997


--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS                    PRUDENTIAL MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

The Shareholders and Trustees
Prudential Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Prudential Municipal Bond Fund (consisting of the High Yield Series, Insured Series and Intermediate Series) as of April 30, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsilbity is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of April 30, 1996, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statemnts and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Prudential Municipal Bond Fund as of April 30, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
June 13, 1996


See Notes to Financial Statements.         B-78

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.

               EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY.

    Value of $1,000.00 Invested on 1/1/26 through 12/31/96

                                 [CHART]

------------------------
Source: Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates', Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Singlefield). Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class of any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1996. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

             HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                      '87      '88      '89      '90      '91      '92      '93      '94      '95      '96
U.S. GOVERNMENT
TREASURY
BONDS(1)                               2.0%     7.0%    14.4%     8.5%    15.3%     7.2%    10.7%     (3.4)%  18.4%     2.7%
U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)                          4.3%     8.7%    15.4%    10.7%    15.7%     7.0%     6.8%     (1.6)%  16.8%     5.4%
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                               2.6%     9.2%    14.1%     7.1%    18.5%     8.7%    12.2%     (3.9)%  22.3%     3.3%
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                               5.0%    12.5%     0.8%    (9.6)%   46.2%    15.8%    17.1%     (1.0)%  19.2%    11.4%
WORLD
GOVERNMENT
BONDS(5)                              35.2%     2.3%    (3.4)%   15.3%    16.2%     4.8%    15.1%      6.0%   19.6%     4.1%
DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURN PERCENT             33.2     10.2     18.8     24.9     30.9     11.0     10.3       9.9     5.5      8.7%

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1996)

                                    [CHART]

------------------------
Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1996. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

              APPENDIX III--INFORMATION RELATING TO THE PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1995, INSTITUTIONAL INVESTOR ranked Prudential the third largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1994. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential's Money Management Group (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.(2)

    HEALTHCARE. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    Prudential Investments Fund Management is the fifteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.
------------------------
(1) The Prudential Investments,a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP as the subadvisor to International Stock Series, a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management, Inc. as the subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.

(2) As of December 31, 1994.

                                     III-1

     EQUITY FUNDS. FORBES magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

------------------------
(3) As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

(6) As of December 31, 1994.

                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.(7)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of REGISTERED REP, an industry publication, Prudential Securities Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

    In 1995, Prudential Securities' equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers.(8)

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect-SM-, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

------------------------
(7) As of December 31, 1994.

(8) On an annual basis, INSTITUTIONAL INVESTOR magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

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